Exhibit 10.1

2022-11-16

Certain confidential information contained in this document, marked by brackets, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

ORDER NUMBER 644C364335B7365C8DF202F6 - RELATIVITYONE

This Order Number 644c364335b7365c8df202f6 (“Order”) is subject to and governed by the Master Terms and Conditions dated June 1, 2023 (“Master Terms”) executed between Relativity ODA LLC (“Relativity”), and KLDiscovery Ontrack, LLC (“Customer”). Capitalized terms used in this Order but not defined have the meanings set forth in the Master Terms.

ORDER DETAILS

Order Effective Date	June 1, 2023
Software	SaaS Product known as “RelativityOne,” plus the following additional products: [ ] [*] [ ] [*] [ ] [*] [X] [*]: [ X] [*]
Documentation	https://help.relativity.com/
Subscription	Multi-Year Flex Commit
Subscription Term	36 months commencing on Order Effective Date, comprised of: June 1, 2023 to May 31, 2024 (“Period 1”) June 1, 2024 to May 31, 2025 (“Period 2”) June 1, 2025 to May 31, 2026 (“Period 3”)
Customer Contacts	Billing contact: Attn: Accounts Payable Email: ap@kldiscovery.com Bill To Address: Attn: Dawn Wilson, CFO, 9023 Columbine Road, Eden Prairie, MN 55347, United States	Security contact: Attn: Jason Davison Email: jason.davison@kldiscovery.com

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Ship To Address: Attn: Dawn Wilson, CFO, 9023 Columbine Road, Eden Prairie, MN 55347, United States
Prepay Amounts and Payment Terms
Prepay Amounts

Period 1: $[*], due as of the Order Effective Date Period 2: $[*], due as of June 1, 2024

Period 3: $[*], due as of June 1, 2025 Total for Subscription Term: $[*]

Notwithstanding the above, Prepay Amounts shall be due as specified in the Special Terms. Prepay Amounts are subject to adjustment as set forth under Section 1.2 (Interim Payments) below.

Currency	All amounts under this Order are in USD
Payment Terms	See Master Terms
Monthly Subscription Fees to be offset against Prepay Amounts
User Fees	$[*] per RelOne User
Cloud Fees

Standard Workspace: $[*] per GB Repository Workspace: $[*] per GB Cold Workspace: $[*] per GB Staging Area:

Period 1: $[*] up to [*] GB, $[*] per additional GB

Period 2: $[*] up to [*] GB, $[*] per additional GB Period 3: $[*] up to [*] GB, $[*] per additional GB

Translate Fees	Unit Price: $[*] Included Document Units: [*] ($[*] Fee)
Period Subscription Fees to be offset against Prepay Amounts
Geo Fees	Period 1:

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$[*] for the initial Geo in the United States Region Period 2: $[*] for the initial Geo in the United States Region Period 3: $[*] for the initial Geo in the United States Region
Customer Managed Keys Fees	Not Licensed.
Legal Hold Fees	Not Licensed.
Store Fees	Not Licensed.
Sandbox Fees	$[*] for one (1) Sandbox

Additional terms are set forth in the “Special Terms” section and “Order Terms” section below.

SPECIAL TERMS

Installment Payments. Notwithstanding the Prepay Amount due dates set forth above, Relativity permits Customer to pay Prepay Amounts in accordance with the installment schedule below provided that: (a) Customer will pay Relativity an additional installment premium of 0% on Relativity’s standard fees, which is reflected in the fees set forth above; (b) Customer is still required to pay all installment payments even if the Customer does not use the Software to the full extent permitted under this Order; (c) if the Agreement, this Order expires or is terminated when there are any remaining installment payments, those payments are due at that time; and (d) Relativity reserves the right to decline to permit installment payments for any subsequent Period or other Software. In any event, if Customer fails to pay any installment amount when due under this Order, any remaining installment payments will thereupon become due, and Relativity may decline to permit Customer to pay any other fees on an installment basis.

INSTALLMENT PAYMENT SCHEDULE
Installment	Installment Amount Due Date	Installment Amount Due
1	6/1/2023	$[*]
2	1/1/2024	$[*]
3	6/1/2024	$[*]
4	1/1/2025	$[*]
5	6/1/2025	$[*]
6	1/1/2026	$[*]

Hybrid User Modifications. User Access.

Customer and Relativity are parties to that certain Software License Agreement dated January 1, 2021, as amended from time to time (collectively, the “Software License Agreement”), which grants Customer a

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License (as defined in the Software License Agreement) to Software known as “Relativity” (the “Server Product”) with a “Server User Cap” of a specified number of “Server Users” (the “Server User Subscription”) and a monthly fee per Server Users in excess of the Server User Cap. For so long as Customer has a license to use the SaaS Product: (a) Customer may enable any or all Server Users to access the Server Product and/or the SaaS Product; and (b) the reference to the “Software” in the definition of “Server User” as defined in the Software License Agreement shall refer to the Server Product and/or the SaaS Product. In addition to the Server User Subscription, Customer grants RelOne Users access to the SaaS Product as specified herein; provided, notwithstanding Section 2.2 of the Order Terms, RelOne Users shall be counted in accordance with the terms below.

Calculation of User Fees.

Notwithstanding Section 2.1 of the Order Terms, during the Subscription Term, Relativity will determine the monthly User Fees due for RelOne Users by identifying the total number of RelOne Users in all Geos during the preceding calendar month (“Monthly User Count”). If Customer has not fully used its Server User Subscription in a given calendar month, Relativity will first count RelOne Users as Server Users under the Server User Subscription until the Server User Cap has been fully satisfied in such month. Notwithstanding the foregoing: (i) Customer acknowledges that Relativity may not be able to determine whether a RelOne User should be considered a Server User in a calendar month where Customer does not properly submit billing and usage metrics; and (ii) accordingly, Relativity will count all RelOne Users towards the Monthly User Count in any calendar month where Relativity does not receive the billing and usage metrics (without limiting other remedies).

Relativity will use reasonable efforts to de-duplicate RelOne Users across all Geos and charge only for unique RelOne Users, however, if Customer alters any user profile in a calendar month, each profile will be counted as a RelOne User for that calendar month. If Customer determines that Relativity double charged for the same RelOne User, Customer may ask Relativity to review the charge and, if appropriate, provide a credit. For the sake of clarity, Relativity will de-duplicate Server Users as provided in the Software License Agreement.

Definition of RelOne Users.

Notwithstanding Section 2.2 of the Order Terms, “RelOne Users” means:

“any other Authorized Users who are (1) given access to the SaaS Products at any time during the month in question, regardless of whether the Authorized Users actually log into or use the SaaS Products or whether their access is disabled before the month ends, and (2) not also given access to the Server Products at any time during the same month.”

SIGNATURES

The parties have caused this Order to be executed by their respective duly authorized officers or representatives as of the Order Effective Date.

RELATIVITY ODA LLC	KLDISCOVERY ONTRACK, LLC
Signature: /s/ Sailesh Munagala	Signature: /s/ Andrew Southam
Name: Sailesh Munagala	Name: Andrew Southam
Title: CFO	Title: General Counsel

ORDER TERMS

1.
PREPAY AMOUNTS
1.1
Use of Prepay Amounts

Customer will pay the Prepay Amount for each period in the Subscription Term (each a “Period”). The Prepay Amount

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will be used to offset the Period Subscription Fees and Monthly Subscription Fees incurred by Customer during each Period. Period Subscription Fees will be incurred in advance on the first day of the applicable Period and Monthly Subscription Fees will be incurred monthly in arrears.

1.2
Interim Payments

When the Prepay Amount for a given Period has been reduced to $0, Customer will pay all Monthly Subscription Fees and Period Subscription Fees as incurred (each an “Interim Payment”). If Customer makes any Interim Payment during Period 1 or Period 2, the Prepay Amount for Period 3 will be reduced by the amount of the Interim Payments. If the Interim Payments made during Period 1 or Period 2 exceed the Prepay Amount for Period 3, then (a) there will be no Prepay Amount due for Period 3 (i.e., Customer will pay all Period 3 Monthly Subscription Fees and Period Subscription Fees as incurred); and (b) the Prepay Amount for Period 2 will be reduced by the amount of the excess Interim Payments. If the Interim Payments made during Period 1 exceed the Prepay Amount for Period 2 and Period 3, then there will be no Prepay Amounts due for Period 2 or Period 3 (i.e., Customer will pay all Period 2 and Period 3 Monthly Subscription Fees and Period Subscription Fees as incurred).

1.3
Overutilization

If Customer overutilizes its total commitment (i.e. the amounts offset against the Prepay Amounts are equal to or greater than the total of all Prepay Amounts due under this Order), the Subscription Term will not be reduced as a result, and Customer will continue to pay all Monthly Subscription Fees and Period Subscription Fees as incurred until the Subscription Term expires.

1.4
Unused Prepay Amounts

Any unused portion of the Prepay Amount paid with respect to one Period, will be rolled forward to the next Period. Notwithstanding the foregoing, any unused portion of the Prepay Amounts at the end of the Subscription Term, or upon any earlier termination of this Order or the Agreement, will be retained by Relativity and will not be refunded to Customer or rolled forward to any renewal subscription (except as expressly required under the Master Terms).

2.
USERS
2.1
Calculation of User Fees

Relativity will determine the monthly User Fees due by identifying the total number of RelOne Users in all Geos during the preceding calendar month (“Monthly User Count”). During the Term, the number of RelOne Users in the Geo licensed under this Order will not be counted with: (a) RelOne Users in any other licensed Geo for purposes of determining the Monthly User Count; or (b) if applicable, the number of users in the Server Product for purposes of calculating the Monthly User Count or any additional user fees in the Server Product. Relativity will use reasonable efforts to de-duplicate RelOne Users across all Geos and charge only for unique RelOne Users, however, if Customer alters any user profile in a calendar month, each profile will be counted as a RelOne User for that calendar month. If Customer determines that Relativity double charged for the same RelOne User, Customer may ask Relativity to review the charge and, if appropriate, provide a credit.

2.2
Definition of RelOne Users

“RelOne Users” means any Authorized Users who are given access to the Software at any time during the month in question, regardless of whether the Authorized Users actually log into or use the Software or whether their access is disabled before the month ends.

2.3
Connect for Authorized Users of the SaaS Product

If Customer chooses to establish a link (“Connection”) between a Geo and a third party’s (“Connected Party”) Geo, Customer can grant the Connected Party’s Authorized Users (collectively “Connected Users”) access to Customer’s Geo. The Connected Users will not be counted and billed as RelOne Users in Customer’s Geo; provided, the Connected Users must access Customer’s Geo through the established Connection using a Connected Party-assigned email address (including the individual’s own name and Connected Party’s domain name). Customer will retain full responsibility for (a) the security and use of Connected Users' permissions within the Geo; and (b) all access to and

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use of the Geo by such Connected Users. Customer may disable access to the Geo for any Connected User through the standard permission controls available in the Software. To terminate access for all Connected Users, Customer must disable the Connection.

3.
WORKSPACES
3.1
Calculation of Cloud Fees

The amount of Customer Data in each workspace type (except Trace Workspaces and the Staging Area) will be set as of the Monthly Count Date during each calendar month of the Subscription Term. The “Monthly Count Date” will be the highest data count point in all Standard Workspaces across all of Customer’s Geos. Relativity will determine the monthly Cloud Fees due for each workspace type (except Trace Workspaces and the Staging Area) in each Geo using the amount of Customer Data in such workspace type as of the Monthly Count Date (rounded up to the nearest GB). If any Geo is subject to minimum monthly Cloud Fees, the monthly Cloud Fees due for that Geo will be the greater of: (a) the actual Cloud Fees incurred; or (b) the minimum monthly Cloud Fees set forth above, regardless of actual usage.

3.2
Calculation of Cloud Fees in Staging Area

Relativity will determine the monthly Cloud Fees due for the Staging Area using the highest data storage point (rounded up to the nearest GB) in the Staging Area during the preceding calendar month.

3.3
Repository Workspace Restrictions

Repository Workspaces may only be used to store Customer Data and perform early case assessment. Customer may not use a Repository Workspace to perform any document review work or for any production purposes whatsoever, and Customer may not limit the default functionality on any Repository Workspace. Further, Repository Workspaces are subject to the limitations set forth in the Documentation, which include, for example, limits on the permitted number of records in any Repository Workspace, the allotted number of document views in any Repository Workspace, and the permitted number of Authorized Users that may access any Repository Workspace. Relativity will not change the limitations set forth in the Documentation without providing at least one (1) year’s notice. Customer may not circumvent limits on Repository Workspaces by dividing cases or investigations between multiple Repository Workspaces. A Repository Workspace will be considered a Standard Workspace for billing purposes in any calendar month where Customer violates any of the restrictions or limitations set forth in this Section or the Documentation.

3.4
Cold Workspace Restrictions

Cold Workspaces may only be used to store Customer Data. A Cold Workspace will be considered a Standard Workspace for billing purposes in any calendar month in which Customer retrieves the Cold Workspace. Customer may retrieve a Cold Workspace by selecting “Retrieve” in the Cold Workspace. Customer’s Cold Workspace will be retrieved and restored within five (5) days. Notwithstanding the foregoing, the Cold Workspace will be considered an active Standard Workspace or Repository Workspace for billing purposes as soon as Customer selects the “Retrieve” option.

3.5
Measuring Data

Data usage is measured by the size of the information, records and other data imported, stored and/or created in the Software. Where records have corresponding entries in the file table (including native files, images, and production images), that data usage is based on the size of those files. Where records do not have corresponding file table entries, Relativity may elect to tally and convert the number of such records to a GB measurement by dividing the number of such records by 4,000. All data in the Staging Area is measured by the size of the files.

4.
GEOS
4.1
Regions

“Geo” means the installation of the SaaS Product. Geos are hosted in data centers in various countries around the

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world (“Region”) and Relativity currently relies on the Microsoft Azure Platform as its underlying infrastructure.

4.2
Geo Termination Option

During the Subscription Term, Customer may terminate one or more Geos as of the first day of the next Period (the “Anniversary Date”); provided: (a) Geos subject to minimum monthly Cloud Fees may not be terminated (although such Geos may be decommissioned or transferred to alternative Regions, as set forth below); (b) Customer must deliver written notice to Relativity at least 60 days prior to the Anniversary Date; and (c) all Customer Data must be removed from the terminated (or decommissioned) Geo on or before the Anniversary Date. For the sake of clarity, if Customer decommissions a Geo subject to minimum monthly Cloud Fees, Customer will not incur the minimum monthly Cloud Fees until such Geo has been reactivated.

4.3
Geo Transfer Option

During the Subscription Term, Customer may transfer one or more Geos to alternative Regions commencing as of the next Anniversary Date; provided: (a) Customer must deliver written notice to Relativity at least 60 days prior to the Anniversary Date and such notice must state the Region where the existing Geo is located and the Region where the new Geo should be activated (“New Region”); (b) all Customer Data must be removed from the existing Geo on or before the Anniversary Date; and (c) on the Anniversary Date, Relativity will decommission the existing Geo and provide Customer with access to a Geo in the New Region. For the sake of clarity, if the existing Geo was subject to any fees, Customer will continue to incur all such fees for the remainder of the Subscription Term.

5.
TRANSLATE

Translate is a translation tool that performs translation of document text in certain languages. Translate is offered to Relativity customers who subscribe to the SaaS Product and is subject to the terms of the Agreement and the Documentation.

Customer will be charged Translate Fees based on the Unit Price for Document Units after utilizing the Included Document Units. “Unit Price” in the Order is the price for each Document Unit. “Document Unit” means the translation of a document using Translate, up to a character limit of 25,000 characters (“Translation Character Limit”). If a document exceeds the Translation Character Limit, the excess number of characters translated will be counted as the next Document Unit, for up to the Translation Character Limit. “Included Document Units” means the number of included Document Units set forth in the Order. Included Document Units may not be available for any extension or replacement of the Subscription Term.

TRANSLATE IS PERFORMED ENTIRELY BY MACHINE LEARNING MADE AVAILABLE BY MICROSOFT ON MICROSOFT AZURE. SOME FILES AND DATA TYPES MAY BE INCAPABLE OF ACCURATE TRANSLATION USING TRANSLATE. TRANSLATE IS NOT INTENDED TO REPLACE HUMAN TRANSLATORS.

6.
CUSTOMER MANAGED KEYS

Intentionally Omitted.

7.
LEGAL HOLD

Intentionally Omitted.

8.
STORE

Intentionally Omitted.

9.
DEVELOPMENT TOOLS

For clarity, the Development Tool Terms incorporated by reference into this Order contain additional terms, including terms respecting any Sandboxes that Customer pays fees for under this Order. Such terms are accessible as specified below.

10.
PROVIDER OF RECORD

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If applicable during the Term, Customer may appoint a “Provider of Record” to provide ongoing services to Customer in the SaaS Product, subject to the Provider of Record Terms. Customer must appoint such Provider of Record by sending an email to sales@relativity.com, which: (a) identifies the name of the Provider of Record, and (b) sets forth the appointment date of the Provider of Record. If Customer appoints a Provider of Record, Customer acknowledges that the Provider of Record may receive the benefits outlined in the Provider of Record Terms.

Intentionally Omitted.

11.
ADDITIONAL TERMS

Documents incorporated by reference (not modified without Customer’s consent)
Support Terms	https://kcura.my.salesforce.com/sfc/p/5000000072uY/a/1T000000T3bN/TSR1qP a8Q4khAZUAccLFnHrypQLxid2bko3xeIHwWsY
Service Level Terms	https://kcura.my.salesforce.com/sfc/p/5000000072uY/a/1T000000T3bI/PtC5_JW aC_MHLPlgSybyR48smTUCauV4KEU2ZDlIl9c
Data Security Terms	https://kcura.my.salesforce.com/sfc/p/5000000072uY/a/Hs0000018kLY/NNFh8M zRv3S_n.7N8RW32KRXL47tYSg8775hMZ9Pafk
Development Tool Terms	https://kcura.my.salesforce.com/sfc/p/5000000072uY/a/1T0000016TUt/Xjq1bale uqvvBdIRmEfTh2XEVtxwMpAa.t8DCwLJq3g
Provider of Record Terms	https://kcura.my.salesforce.com/sfc/p/5000000072uY/a/1T000000T6rZ/pBTj0RzD gAw3f5FRKAinDicD3DFkP6yW.K9fsClNHfwN/A

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2022-08-31

MASTER TERMS AND CONDITIONS

These Master Terms and Conditions (“Master Terms”) effective on June 1, 2023 (“Effective Date”) are by and between Relativity ODA LLC, a Delaware limited liability company (“Relativity”) and KLDiscovery Ontrack, LLC, a Delaware limited liability company (“Customer”).

1.
DEFINITIONS

Access Credentials Any username, password, license or security key, or other information used to verify an individual's identity and authorization to access and use the Software.

Affiliate With respect to any entity, any other entity that directly or indirectly controls, is controlled by, or is under common control with such entity, where “control” (including “controlled by” and “common control”) means the ability to, directly or indirectly, direct the management, operations or policies of such entity.

Agreement Collectively, these Master Terms and any Orders.

Authorized User Any person who accesses the Software using Access Credentials for or on behalf of Customer. Authorized Users may include Representatives, End User Customers and Affiliates of Customer, and their end users.

Claim Claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, whether civil, criminal, administrative, regulatory, or other, whether at law, in equity or otherwise.

Confidential Information Information, whether disclosed orally or in writing, that is identified by the disclosing party as confidential or that is of a nature that a reasonable person would suspect to be confidential or proprietary to the disclosing party or a third party, including information relating to a party’s business practices, products, product development, research, marketing plans, customer information, financial information, and pricing rates and methodologies. For purposes of clarity, Customer’s Confidential Information includes Customer Data and Relativity’s Confidential Information includes the Software and the terms of the Agreement.

Customer Data All documents, files and other data that Customer or its Authorized Users import into the Software and all work product results of all work that Customer and its Authorized Users perform respecting such data in the Software. For clarity, Customer Data does not include system and data usage metrics and billing information, Usage Data, or any systems’ operations, performance or security information.

Data Security Terms The Data Security Terms to the extent incorporated by reference into an applicable Order.

Derivative Works Every translation, portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted, including any software, technology, methods or processes that a person skilled in the arts would consider to be derived from the existing work or from the existing work owner’s technology, methods or processes protected by copyright, patent or trade secret laws.

Development Tools Tools by which Customer, or a third party acting on behalf of Customer, may add customizations, enhancements, or extensions to the Software, as further defined in the Development Tool Terms.

Development Tool Terms The Development Tool Terms incorporated by reference into an applicable Order.

Documentation The documentation for the Software referenced in the applicable Order.

End User Customer Any third party to which Customer provides services, either directly or indirectly.

Harmful Code Any software, hardware, or other technology, device, or means, including any virus, worm, malware, or other malicious computer code, the purpose or effect of which is to permit unauthorized access to, or to destroy, disrupt, disable, distort, or otherwise harm or impede in any manner any: (a) computer, software, firmware, hardware, system, or network; or (b) application or function of any of the foregoing or the security, integrity, confidentiality, or use of any data processed thereby.

Intellectual Property Rights Any and all rights arising from or under any of the following, whether protected, created or arising under the Laws of the United States of America or any other jurisdiction: patents (including any applications, extensions, divisions, continuations, continuations-in-part, reexaminations, reissues, and renewals related thereto), copyrights (including any applications, registrations and renewals related thereto), trademarks and service marks (including applications, registrations and renewals related thereto), trade dress, trade names, trade secret and know-how and any other intellectual property or proprietary rights of any nature, by whatever name or term known or however designated.

Laws Statutes, laws, ordinances, regulations, rules, codes, orders, constitutions, treaties, common laws, judgments, decrees, or other requirements of any federal, state, local, or foreign government, including any of the foregoing respecting the security and privacy of personal data, anti-bribery and anti- corruption, anti-terrorism, non-discrimination and non-harassment, and export restrictions.

Losses Losses, damages, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees.

Order An order referencing these Master Terms, including (a) to the extent expressly referenced therein, any attachments thereto or documents incorporated therein, and (b) any amendments thereto.

Representatives (a) with respect to Relativity, Relativity’s employees, officers, directors, consultants, agents, independent contractors, service providers,

subcontractors, and legal advisors; (b) with respect to Customer, Customer’s employees, officers, directors, consultants, agents, independent contractors, service providers, subcontractors, and legal advisors; and (c) with respect to Affiliates, the Affiliate’s employees, officers, directors, consultants, agents, independent contractors, service providers, subcontractors, and legal advisors.

SaaS Product Relativity Software accessed and used as a software-as-a-service platform.

Server Product Relativity Software deployed and used behind Customer’s firewall, at Customer’s site, in a cloud data center or in a colocation facility managed by Customer or any other party on behalf of Customer (other than Relativity), for Customer’s benefit.

Server License means the license to the software granted under the Software License Agreement between Customer and Relativity dated January 1, 2021, amended from time to time.

Service Level Terms The Service Level Terms incorporated by reference into an applicable Order.

Software All technology components incorporated in or made available in connection with a SaaS Product, the Development Tools and any other software products, each as identified in any Order, along with any Documentation relating thereto and any know-how provided by Relativity in connection with the provision of the Software or related services designed to assist Customer with the operation of the Software. For clarity, the term “Software” in any documents incorporated by reference into any Order refers only to the Software described in that Order.

Support Terms The Support Terms incorporated by reference into an applicable Order.

2.
ACCESS TO AND USE OF THE SOFTWARE
2.1
Right to Access and Use the Software

Relativity hereby grants Customer a worldwide, non-exclusive, non-transferable (except in compliance with Section 15.3) right of access to and use of the Software during the Subscription Term (as set forth in the applicable Order). The right granted in this Section 2.1 includes permission to import, process, review, use, copy, store, and transmit Customer Data to, in and from the Software, subject to the terms of the Agreement.

2.2
Use of the Software by Authorized Users

Customer may provide access to the Software to any of its Affiliates, End User Customers, and their end users, to enable them to be Authorized Users. Access to and use of the Software by any Authorized User will be considered access to and use of the Software by Customer for purposes of the Agreement. For purposes of clarity: (a) all Authorized Users’ billable items will be aggregated with Customer’s billable items for purposes of determining fees due under the applicable Order; (b) Customer will be responsible for payment of all fees due under the Agreement; (c) Customer shall cause all Authorized Users to comply with the Agreement; and (d) Customer will be responsible for the acts and omissions of each Authorized User, including any failure by any Authorized User to comply with the Agreement, as though they were the acts and omissions of Customer.

Customer may not host or sub-host the Software, administer the Software or provide or enable any functions of the Software on behalf of any End User Customer under any white label or private label re- hosting arrangement. Without limiting the generality of the foregoing, Customer shall: (i) not permit any End User Customer’s website to link to the Software; (ii) prominently display Customer’s name and logo on all landing pages and log-in screens; (iii) except as otherwise authorized by Relativity in writing, not use any End User Customer’s name in any URL used, directly or indirectly, to access the Software; and (iv) except as otherwise authorized by Relativity in writing, not provide any of Relativity’s materials or other property to any End User Customer. If Relativity notifies Customer that it has violated any of the foregoing restrictions, Customer will take all steps reasonably identified by Relativity to remedy the violation. Relativity has no obligation to accept or respond to communications from any End User Customer or its customers.

2.3
Access Credentials

Customer will require each Authorized User to have separate Access Credentials. Neither Customer nor any Authorized User will share or repurpose Access Credentials, regardless of whether the sharing occurs at the same or different times. The username of each Authorized User must be a unique working email address. Customer will be responsible for all access to and use of the Software utilizing Customer Access Credentials. Customer will promptly notify Relativity of any known or reasonably suspected unauthorized use of any Access Credentials.

2.4
Services

Relativity will provide the maintenance and support services as set forth in the Support Terms identified in the applicable Order (“Services”). Upon Customer’s request and at Relativity’s discretion, Relativity may provide additional services relating to the Software, pursuant to written documentation between the parties and payment of Relativity’s then-current hourly rates.

Customer acknowledges that in connection with any services provided in connection with the Agreement (including Services), neither Relativity nor any Relativity Representative is providing legal advice or interpretation of legal documents. Services provided by Relativity and Relativity Representatives are not intended to be, and should not be construed as, legal advice. Customer is solely responsible for its use of the Software, including deciding whether, to what extent, and how to use particular features of the Software for any given use case.

2.5
Updates to the Software and Additional Products

Relativity may make changes to the Software at its discretion, including to enhance the quality, delivery or performance of the Software, and to provide Corrections (as defined in the Support Terms identified in the applicable Order). The timing of any updates to a SaaS Product shall be at Relativity’s discretion. Relativity will not make any changes to the Software during the Subscription Term (as set forth in the applicable Order) that materially degrade the overall functionality of the Software, unless: (a) the changes are to comply with applicable Laws; (b) the changes are required to resolve a defect or security issue; or

(c) Relativity provides a functional equivalent.

From time to time, Relativity may make additional products available. At Relativity’s discretion, such additional products may be: (i) included with the Software at no additional charge, in which case such products are subject to the terms of the Agreement unless stated otherwise in the Documentation; or (ii) made available for additional fees, in which case Customer may choose to subscribe to such products by signing an additional Order.

2.6
Restrictions on Access to and Use of the Software

Customer will not, and will not permit any third party to:

(a)
access and use any SaaS Product other than on a hosted basis through Relativity;

(b)
other than as expressly set forth in the applicable Order, copy, modify, duplicate, create Derivative Works from, frame, mirror, republish, download, transmit, or distribute all or any portion of the Software in any form or media or by any means;
(c)
reverse compile, disassemble, reverse engineer or otherwise reduce to human- perceivable form all or any part of the Software;
(d)
access all or any part of the Software in order to build or enhance a product or service which competes with the Software;
(e)
other than as expressly set forth in Section 2.2, license, sell, rent, lease, transfer, assign, distribute, display, disclose, or otherwise commercially exploit, or otherwise make the Software available to any third party;
(f)
take any actions to circumvent standard security practices for accessing and using the Software or to avoid paying amounts due under any Order, including: (i) circumventing or automating the practice of having Admins enable or re-enable Authorized Users or other billable items manually; (ii) circumventing the features in the Software for tracking and reporting billable items; or (iii) multiplexing or sharing Authorized Users’ access to and use of the Software through middleware, transaction servers, multi-tiered architectures, or any other method or technology;
(g)
input, upload, transmit, or otherwise provide to or through the Software any information or materials that are unlawful;
(h)
access and use any SaaS Product to: (i) interfere with or disrupt the integrity, security or performance of other deployments of the SaaS Product or the data contained therein; or

(ii) attempt to gain unauthorized access to other deployments of the SaaS Product or any shared systems, products or networks;

(i)
remove, cover-up or obscure any trademark, trade name, copyright notice or other proprietary notice on the Software; or
(j)
otherwise access or use the Software beyond the scope of the authorization granted in the Agreement.
2.7
Reservation of Rights in the Software

Relativity and its third-party vendors own and will continue to own the entire title and interest in and to the Software and all Intellectual Property Rights related to the Software, including all Derivative Works thereof, and any know-how, methodologies or other materials Relativity provides. Nothing in the Agreement, or the negotiation or performance thereof, grants any right, title or interest in or to the Software or any such Intellectual Property Rights, whether expressly, by implication, estoppel, or otherwise. Customer has no right to access any source code.

2.8
Development Tools and Custom Applications

Relativity may make available certain Development Tools. Any access to and use of the Development Tools by Authorized Users is subject to the Development Tool Terms identified in the applicable Order. As between Relativity and Customer, Customer is free to claim ownership of all Intellectual Property Rights in Custom Applications (as defined in the Development Tool Terms) created by Customer or any third party on behalf of Customer through use of the Development Tools, provided: (a) the Custom Application shall not include any portion of the Software or the Development Tools, or any Derivative Works thereof; and (b) Customer (or any third party acting on behalf of Customer) will not acquire any ownership interest in any portion of the Software or the Development Tools, or any Derivative Works thereof, either by express or implied agreement or by operation of Law. To the extent that Customer writes any scripts or source code that modify the Software or the Development Tools, such scripts or source code shall be deemed Derivative Works of the Software, and Relativity will own such Derivative Works.

2.9
Responsibility for Customer Systems

Customer is solely responsible for procuring and maintaining its network connections and telecommunications links from its systems to the data centers, and Relativity will not be responsible for resolving any problems, conditions, delays, or delivery failures, or liable for any loss or damage arising from or relating to Customer’s network connections or telecommunications links or caused by the Internet.

3.
FEES, INVOICING AND PAYMENT
3.1
Fees

Customer will pay Relativity the fees set forth in the applicable Order in accordance with the payment terms in this Section 3 and in the applicable Order.

3.2
Invoicing and Payment

Relativity will invoice Customer for fees set forth in the applicable Order. Invoices will be sent electronically to the email address set forth in the applicable Order. Unless otherwise set forth in the applicable Order, all payments will be made in US dollars, without adjustment for changes in exchange rates. Customer will pay all undisputed amounts within 30 days after Customer’s receipt of the invoice (the “Payment Due Date”). Relativity has the right to apply any payments made by Customer to offset any past or future amounts due.

3.3
Disputed Amounts

Customer will notify Relativity of any disputed amounts prior to the Payment Due Date, setting forth the source of the dispute in reasonable detail, and the parties will work promptly and in good faith to resolve the dispute. If it is determined that all or any portion of the previously disputed amount is owed to Relativity, Customer will promptly pay that amount to Relativity.

3.4
Taxes

All fees are exclusive of applicable taxes. Without limiting the foregoing, Customer is responsible for all sales, use, excise, value-added, or other tax, fee, tariff, or other duty of any kind imposed under applicable Laws on any amounts payable by Customer hereunder, other than any taxes imposed on Relativity's income (collectively, “Taxes”). Customer will self-report and pay all Taxes directly to the taxing body, unless Relativity is legally required to collect and remit any Taxes, in which case Relativity will invoice Customer for those Taxes. If Customer is required to withhold and remit any Taxes from amounts payable under the Agreement, Relativity will gross-up each invoice to include the total amount due plus any applicable withholding. Customer will indemnify and hold Relativity harmless from and against any Losses incurred by Relativity in connection with any failure by Customer to remit any Taxes. Applicable tax rates and requirements will be determined by Customer’s shipping address set forth in the applicable Order.

3.5
Late Payment

If Customer fails to pay any undisputed amount by the Payment Due Date, then in addition to all other remedies that may be available, Relativity may (a) charge interest on the past due amount at the rate of 1% per month or, if lower, the highest rate permitted under applicable Laws; and (b) decline to permit Customer to add products. If Customer fails to pay undisputed amounts more than 30 days after the Payment Due Date, Relativity may suspend Customer’s access to the Software and/or performance of

Services until all past due amounts and interest thereon have been paid. Customer will reimburse all costs and fees incurred by Relativity in connection with collection of unpaid fees.

3.6
Billing Assistance

Customer’s billing and usage metrics will be delivered to Relativity through the Software as set forth in the Documentation. Relativity provides an optional feature by which Customer may choose to obfuscate case, client or matter names, and the personal name portion of the email address used for Access Credentials. If Customer uses the obfuscation feature and has more than one deployment of the Software, Relativity may require that Customer consistently use the obfuscation feature across all deployments to allow Relativity to bill consistently. Customer will provide any requested information as may be reasonably necessary for Relativity’s billing and auditing purposes, and reasonably cooperate in: (a) running and providing the results of usage and billing scripts; (b) providing Relativity with certifications respecting usage metrics; and (c) granting Relativity remote, supervised, secure access to Customer’s account to verify billing and usage metrics.

4.
DATA
4.1
Customer Data

As between Customer and Relativity, Customer is responsible for the content and use of Customer Data, and will remain the sole and exclusive owner of all right, title and interest in and to Customer Data, including all Intellectual Property Rights relating thereto.

4.2
Right to Access and Use Customer Data

Customer grants Relativity a non-exclusive, non-transferable (except in compliance with Section 15.3) right to access and use Customer Data for the purpose of providing the Software and performing Relativity's obligations under the Agreement.

4.3
Customer Data Security

Relativity will use commercially reasonable efforts to safeguard Customer Data as set forth in: (a) the Data Security Terms; and (b) any Data Processing Agreement attached hereto as Exhibit A.

4.4
Usage Data

Relativity may collect, reproduce, distribute, modify, and otherwise use and publish data and other information that Relativity compiles or derives, relating to or arising from the performance or use of the Software by Customer and its Authorized Users, including statistics, metrics and analytic data, and any data and other information derived therefrom (collectively, “Usage Data”); provided, however, that, Usage Data shall be anonymized and aggregated, and shall never contain any information by which any person would reasonably be able to identify the Confidential Information of Customer, Customer, or any other person or party. As between Relativity and Customer, Relativity shall be the sole and exclusive owner of all right, title and interest in and to Usage Data, including all Intellectual Property Rights relating thereto.

5.
REPRESENTATIONS AND WARRANTIES
5.1
Relativity Representations and Warranties

Relativity represents and warrants to Customer that:

(a)
it has the right to enter into the Agreement and grant the rights granted in the Agreement;
(b)
the Software will perform substantially in conformance with the Documentation (Customer’s sole and exclusive remedy for any failure by Relativity to meet the representation and warranty set forth in this Section 5.1(b), is termination in accordance with Section 7.2(b));

(c)
it will comply with all Laws applicable to its business operations and its provision of the Software and Services to Customer;
(d)
it will use commercially reasonable software development practices designed to prevent the Software from containing or transmitting any Harmful Code; and
(e)
the Software will not contain, and has not been developed or modified through the use of, any open source or public library software, including any version of any software licensed pursuant to any GNU public license, in such a way as to (i) require Customer to grant to any third party any rights in Customer’s products, services or Intellectual Property Rights, (ii) require the licensing, disclosure or distribution of any source code developed by or for Customer, (iii) require Customer to license the use of its products or services to third parties without charge, or (iv) create restrictions on or immunities to Customer’s enforcement of its Intellectual Property Rights.
5.2
Customer Representations and Warranties

Customer represents and warrants to Relativity that:

(a)
it has the right to enter into the Agreement and grant the rights granted to Relativity in the Agreement;
(b)
it will comply with all Laws applicable to its business operations and its provision of Customer Data to Relativity; and
(c)
it will use commercially reasonable practices, including the use of anti-virus and malware protection software, designed to prevent Customer Data from containing or transmitting any Harmful Code.
5.3
Disclaimer of Warranties

The representation and warranty set forth in Section 5.1(b) will not apply to the extent of any non- conformance arising from abuse, misapplication, or other user errors by Customer, or any use of the Software not in conformance with the Documentation, or use of the Software in combination or operation with any software, hardware, service, or data not provided by Relativity or identified as a specific technical requirement in the Documentation, to the extent the nonconformity would not have occurred in the absence of such combination or operation. Relativity does not warrant that the functions or the results of using the Software will be suitable for Customer’s intended use (including sufficiency, accuracy, reliability or legal compliance), that the operation of the Software will be timely, uninterrupted or error-free, or that the Software will be secure from unauthorized access or hacking or free of Harmful Code. The express warranties made herein are in lieu of, and to the exclusion of, all other warranties, conditions or representations of any kind, express or implied, statutory or otherwise, relating to the Software or Services. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, RELATIVITY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT, AND ANY IMPLIED WARRANTIES OR OTHER OBLIGATIONS ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE,

AND ALL SUCH WARRANTIES, CONDITIONS AND REPRESENTATIONS ARE EXCLUDED FROM THE AGREEMENT AND WAIVED TO THE FULLEST EXTENT NOT PROHIBITED BY LAW.

6.
CONFIDENTIAL INFORMATION
6.1
Protection of Confidential Information

In connection with the Agreement, each party may disclose or make available Confidential Information to the other party. A party receiving or having access to the Confidential Information of the other party will:

(a)
not access or use such Confidential Information other than as necessary to exercise its rights or perform its obligations under and in accordance with the Agreement;
(b)
except as may be permitted by and subject to its compliance with Section 6.2, not disclose or permit access to such Confidential Information other than to its Representatives or Affiliate Representatives who need to know such Confidential Information and are bound by confidentiality and restricted use obligations at least as protective of the Confidential Information as the terms set forth in this Section 6; and
(c)
safeguard such Confidential Information from unauthorized use, access or disclosure using at least the degree of care it uses to protect its similarly sensitive information and in no event less than a reasonable degree of care (it being understood that, for SaaS Products, Customer Data is also subject to the data security requirements set forth in Section 4.3).
6.2
Compelled Disclosures

If a party or any of its Representatives or Affiliate Representatives is compelled by applicable Laws to disclose any Confidential Information of the other party then, to the extent permitted by applicable Laws, the party will promptly, and prior to such disclosure, notify the other party in writing of such requirement so that the other party can seek a protective order or other remedy and will provide reasonable assistance to the other party, at the other party’s sole cost and expense, in opposing such disclosure or seeking a protective order or other limitations on disclosure. For purposes of clarity, the party being compelled to disclose Confidential Information of the other party is not required to suffer any legal detriment or penalty to comply with this Section 6.2 and shall be entitled to disclose Confidential Information of the other party to the extent required by applicable Laws without incurring any liability to the other party thereby.

6.3
Exclusions

The obligations of this Section 6 do not apply to information that:

(a)
was rightfully known to the receiving party without restriction on use or disclosure prior to such information being disclosed or made available to the receiving party in connection with the Agreement;
(b)
was or becomes generally known by the public other than by the receiving party's or any of its Representatives' or Affiliate Representatives’ non-compliance with this Section 6;
(c)
was or is received by the receiving party on a non-confidential basis from a third party that was not or is not, at the time of such receipt, under any obligation to maintain its confidentiality; or
(d)
the receiving party can demonstrate was independently developed by it without reference to or use of any Confidential Information of the other party.
6.4
Equitable Relief

Each party acknowledges and agrees that a breach or threatened breach by it of its obligations under this Section 6 may cause the other party irreparable harm for which monetary damages would not be an adequate remedy. Accordingly, in the event of such breach or threatened breach, the other party will be entitled to seek equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from any court, without any requirement to post a bond or other security, or to prove actual damages or that monetary damages are not an adequate remedy. Such remedies are not exclusive and are in addition to all other remedies that may be available at law, in equity or otherwise.

7.
TERM AND TERMINATION
7.1
Term

These Master Terms commence on the Effective Date and will remain in effect for as long as any Order is in effect. For purposes of clarity, termination of the Agreement under Section 7.2 will automatically terminate all Orders then in effect.

7.2
Termination

A party may terminate the Agreement (or any particular Order which is the subject of the breach or failure) immediately upon written notice:

(a)
if the other party breaches any material provision of the Agreement or a particular Order in a manner that is not capable of cure;
(b)
if the other party breaches any material provision of the Agreement or a particular Order in a manner that is capable of cure and fails to cure the breach within 30 days of the terminating party’s written notice of the breach; or
(c)
if the other party files a petition in bankruptcy, is subject to an involuntary petition in bankruptcy that is not dismissed within 60 days after it is filed, makes an assignment for the benefit of creditors, has a receiver appointed over its assets or business operations, declares its inability to pay its debts as they become due or files for liquidation or dissolution.

Relativity may terminate the Agreement if Customer fails to pay any undisputed amount within 30 days of the Payment Due Date, and such failure continues for 15 days after Relativity has provided written notice of such failure.

7.3
Transition Period

Immediately following the early termination of an Order (other than a termination based on Customer’s breach of the Agreement or any Order, or a termination based on bankruptcy), Customer may elect to continue using the Software under the Agreement for a period of 30 days (the “Transition Period”) by delivering notice to Relativity within ten (10) days of the termination date. During the Transition Period, the Agreement will remain in full force and effect and Customer will pay all fees and charges for access to and use of the Software during the Transition Period at the rates set forth in the applicable Order.

7.4
Effect of Termination or Expiration

Upon any expiration or termination of the Agreement (or specific Order), or expiration of any Transition Period:

(a)
if Relativity terminates the Agreement (or specific Order) pursuant to Section 7.2, any fees under the Agreement (or specific Order, as applicable) that have been invoiced but not paid and all fees that would have become payable had all Orders remained in effect until expiration of the applicable Subscription Term will become immediately due and payable;
(b)
if Customer terminates the Agreement (or specific Order) pursuant to Section 7.2, Relativity will promptly refund to Customer a pro-rated portion of any fees under the Agreement (or specific Order, as applicable) prepaid by Customer, with the pro-rated period commencing on the date of the event giving rise to the right to terminate, and Customer will be relieved of any obligation to pay any further fees under any terminated Order; and

(c)
all rights, licenses, consents, and authorizations granted by either party to the other party under the Agreement (or specific Order, as applicable) will immediately terminate.
7.5
Return of Confidential Information

Upon any expiration or termination of the Agreement, or expiration of any Transition Period, each party will promptly return to other party, or at the other party’s request, destroy all documents and tangible materials containing, reflecting, incorporating, or based on Confidential Information of the other party and, except as set forth below, permanently erase all Confidential Information of the other party from all systems it directly or indirectly controls. Customer will export or otherwise delete all Customer Data in any SaaS Product. If Customer fails to export or delete any Customer Data in a SaaS Product by the expiration date of the Agreement, within ten (10) days of any early termination of the Agreement, or by the expiration date of any Transition Period, Relativity may (a) continue charging Customer for access to and use of the SaaS Product at the rates set forth in the applicable Order or (b) delete such Customer Data. Notwithstanding anything to the contrary in this Section 7.5 or elsewhere in the Agreement, a party may retain Confidential Information of the other party, including Customer Data, in its then current state and solely to the extent and for so long as required for the receiving party to comply with Laws applicable to its business. In addition, for SaaS Customers, Relativity may retain Customer Data in its backups, archives and disaster recovery systems until such Customer Data is deleted in the ordinary course. Any Confidential Information retained under this Section 7.5 will remain subject to all confidentiality, security and other applicable requirements of the Agreement.

7.6
Surviving Terms

The provisions set forth in the following Sections, and any other rights or obligations of the parties in the Agreement that, by their nature, survive expiration or termination of the Agreement, will survive any expiration or termination of the Agreement: Section 2.7 (Reservation of Rights in the Software), Section 3 (Fees, Invoicing and Payment) (for so long as any fees remain unpaid), Section 6 (Confidential Information), Section 7.4 (Effect of Termination or Expiration), Section 7.5 (Return of Confidential Information), this Section 7.6, Section 8 (Indemnification), Section 9 (Limitation of Liability), Section 11 (Feedback), Section 12 (Governing Law, Jurisdiction and Related Matters), Section 13 (Notices), and Section 15 (Miscellaneous).

8.
INDEMNIFICATION
8.1
Indemnification by Relativity

Relativity will indemnify, defend and hold harmless Customer, its Affiliates and its and their Representatives (“Customer Indemnified Parties”) from and against any Losses incurred in connection with any third-party Claim against the Customer Indemnified Parties to the extent that such Losses arise out of or result from:

(a)
any allegation that, if true, would constitute, or would result from, breach by Relativity of any express representation or warranty in Section 5.1; or

(b)
any allegation that, if true, would constitute infringement, misappropriation or other violation of any third-party Intellectual Property Rights resulting from use of the Software pursuant to the terms of the Agreement (an “IP Claim”).
8.2
Indemnification by Customer

Customer will indemnify, defend and hold harmless Relativity, its Affiliates and its and their Representatives (“Relativity Indemnified Parties”) from and against any Losses incurred in connection with any third-party Claim against Relativity Indemnified Parties to the extent that such Losses arise out of or result from:

(a)
any allegation with respect to Customer Data that, if true, would constitute, or would result from, violation by Customer or its Authorized Users of any applicable data privacy or data protection Laws or any obligation of confidentiality to any third party; or
(b)
any allegation that if true, would constitute infringement, misappropriation or other violation by any Custom Application or Other Product (each as defined in the Development Tool Terms) of any third-party Intellectual Property Rights.
8.3
IP Claims Limitations and Mitigation

Relativity will have no liability or obligation for any IP Claim or Losses to the extent that such IP Claim arises out of or results from any: (a) access to or use of the Software other than as authorized under the Agreement; (b) alteration or modification of the Software by Customer or any Authorized User, including any Custom Application or Other Product (each as defined in the Development Tool Terms) (for purposes of clarity, IP Claims respecting the Development Tools themselves are covered by Relativity’s obligations under Section 8.1); or (c) use of the Software in combination or operation with any other software, hardware, service, or data not provided by Relativity or identified as a technical requirement in the Documentation, to the extent the IP Claim could have been avoided in the absence of such combination or operation.

If the Software is, or Relativity believes the Software is likely to be, the subject of an IP Claim, Relativity may, at its option and expense: (i) obtain for Customer a license to continue using the Software; (ii) modify the Software, without materially affecting the functionality; (iii) obtain for Customer a license to use other software which is marketed to compete with the Software; or (iv) terminate the applicable Order and refund a pro-rated portion of any fees prepaid by Customer for access to and use of the relevant Software or any related Services, with the pro-rated period commencing on the date Customer discontinued use of the Software due to the IP Claim.

This Section 8 contains the only liability and obligations of Relativity, and the only remedies of Customer, for IP Claims.

8.4
Indemnification Procedure

If a party receives notice of a Claim for which it is indemnified, it will forward the notice to the other party within 15 days (provided that any failure to notify will relieve the indemnifying party of its indemnification obligations only to the extent that such failure actually prejudices its defense of the Claim). The indemnifying party will: (a) promptly assume sole control of the defense of the Claim and will employ counsel of its choice to handle and defend the Claim; and (b) not settle any Claim without the prior written consent of the indemnified party (which will not be unreasonably withheld, delayed or conditioned), unless such settlement is solely for money damages, includes an unconditional release of the indemnified party from all liability for claims that are the subject matter of the Claim, and does not impose any obligations upon, or prejudice the rights of, the indemnified party. The indemnified party will: (i) provide cooperation and assistance to the indemnifying party, at the indemnifying party’s expense; and (ii) not settle or compromise the Claim or make any admission or substantive response relating to the Claim that materially prejudices the indemnifying party’s ability to defend the Claim, so long as the indemnifying party is defending or seeking to settle or compromise the Claim through qualified counsel. Subject to the foregoing, except in the case of an IP Claim, the indemnified party may participate in and observe the proceedings, at its own expense, with counsel of its own choosing.

9.
LIMITATION OF LIABILITY
9.1
EXCLUSION OF DAMAGES

TO THE EXTENT PERMITTED BY LAW, AND EXCEPT AS SET FORTH IN SECTION 9.4, IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER OR IN CONNECTION WITH THE AGREEMENT FOR ANY: (A) LOSS OF USE, BUSINESS, REVENUE OR PROFIT OR DIMINUTION IN VALUE; (B) IMPAIRMENT OF, INABILITY TO USE OR LOSS, INTERRUPTION OR DELAY OF THE SOFTWARE (OTHER THAN AS SET FORTH IN ANY SERVICE LEVEL TERMS), OR LOSS OR BREACH OF INFORMATION OR DATA; (C) COST OF REPLACEMENT GOODS OR SERVICES; (D) LOSS OF GOODWILL OR REPUTATION; OR (E) CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, ENHANCED OR PUNITIVE DAMAGES.

9.2
GENERAL CAP ON LIABILITY

EXCEPT AS SET FORTH IN SECTION 9.3 AND SECTION 9.4, IN NO EVENT WILL THE AGGREGATE LIABILITY OF ONE PARTY TO THE OTHER PARTY ARISING IN EACH 12 MONTH PERIOD EXCEED THE TOTAL AMOUNT PAID OR PAYABLE TO RELATIVITY UNDER THE AGREEMENT FOR THAT 12 MONTH PERIOD.

9.3
SUPER CAP EVENTS

SECTION 9.2 WILL NOT APPLY TO LIABILITY ARISING OUT OF OR RELATING TO EITHER PARTY’S BREACH OF THE DATA SECURITY TERMS RESULTING IN A DATA BREACH (AS DEFINED IN THE DATA SECURITY TERMS) (A “DATA BREACH CLAIM”). IN NO EVENT WILL THE AGGREGATE LIABILITY OF ONE PARTY TO THE OTHER PARTY ARISING IN EACH 12 MONTH PERIOD EXCEED THREE (3) TIMES THE TOTAL AMOUNT PAID PAYABLE TO RELATIVITY UNDER THE APPLICABLE ORDER FOR THAT 12 MONTH PERIOD WHERE SUCH LIABILITY ARISES OUT OF OR RELATES TO A DATA BREACH CLAIM. FOR CLARITY, A DATA BREACH CLAIM SHALL NOT BE TREATED AS A BREACH OF CONFIDENTIALITY (I.E., A DATA BREACH CLAIM IS NOT AN UNCAPPED CLAIM UNDER SECTION 9.4).

9.4
EXCLUSIONS

SECTION 9.1 AND 9.2 WILL NOT APPLY TO LIABILITY ARISING OUT OF OR RELATING TO A PARTY’S BREACH OF SECTION 6 (CONFIDENTIAL INFORMATION), CUSTOMER’S BREACH OF SECTION 2.6 (RESTRICTIONS ON ACCESS TO AND USE OF THE SOFTWARE), A PARTY’S OBLIGATIONS UNDER SECTION 8 (INDEMNIFICATION), A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR A PARTY’S VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS.

9.5
APPLICABILITY OF LIMITATIONS OF LIABILITY

THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 9 WILL APPLY, TO THE EXTENT PERMITTED BY LAW, (A) WHETHER THE APPLICABLE CLAIM ARISES UNDER BREACH OF CONTRACT, TORT, STRICT LIABILITY, OR ANY OTHER LEGAL OR EQUITABLE THEORY, (B) WHETHER THE CLAIMANT WAS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, OR SUCH LOSSES WERE OTHERWISE FORESEEABLE, AND (C) EVEN IF EVERY OTHER REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

10.
PUBLICITY

Neither party will issue or release any announcement, statement, press release, or other publicity or marketing materials relating to the Agreement or, unless expressly permitted under the Agreement, otherwise use the other party's trademarks, service marks, trade names, logos, domain names, or other indicia of association, in each case, without the prior written consent of the other party. Notwithstanding the foregoing, either party may use the name and logo of the other party in lists of other current clients or vendors and Customer may list on its controlled websites, in a professional and reasonable manner, the Relativity name, logo and trademark while this Agreement is in effect. Any permitted use of a party’s name and logo shall be in compliance with any written guidelines provided by the party regarding use of its name and logo, and each party agrees to remove the name and logo promptly after the other party’s written request which provides a reasonable basis for objecting to continued use.

11.
FEEDBACK

Subject to the obligations set forth in the Agreement, including Section 6, Relativity may use any suggestions, ideas, enhancement requests, recommendations or other feedback relating to Relativity or to the Software (collectively, “Customer Feedback”) for purposes of modifying the Software, creating Derivative Works, or creating new products or services (collectively, the “Improvements”). Relativity will own exclusively all Improvements including those based upon or incorporating Customer Feedback, without any obligation to pay Customer any royalty or other compensation. Relativity’s use of Customer Feedback will be at Relativity’s sole risk without any representations, warranties or liability of Customer.

12.
GOVERNING LAW, JURISDICTION AND RELATED MATTERS
12.1
Governing Law and Jurisdiction

The Agreement will be governed by and interpreted in accordance with the Laws of the State of New York USA, without regard to any choice of law or conflicts of laws provisions. All claims and disputes under the Agreement will be litigated, at the election of the party initiating litigation, exclusively in any jurisdiction where Relativity has a registered place of business. The parties irrevocably submit to the jurisdiction and venue of the federal and state courts located in such jurisdiction and agree that such courts are convenient forums. Under no circumstances will the “Uniform Computer Information Transactions Act,” the American Law Institute's "Principles of the Law of Software Contracts," as model laws or as adopted in any jurisdiction, or the United Nations Convention on Contracts for the International Sale of Goods, or similar acts, laws and conventions have any bearing on the interpretation or enforcement of the Agreement and the parties hereby elect to opt out of all such acts, laws and conventions.

12.2
Waiver of Jury Trial

Each party irrevocably and unconditionally waives any right it may have to a trial by jury in any court action, proceeding or counterclaim by either party against the other party arising out of or relating to the Agreement.

12.3
Export Restrictions

The Software is subject to U.S. export control laws (regardless of Customer’s domicile or location) and may be subject to export or import requirements in other countries. Without limiting any other Section of the Agreement relating to compliance with applicable Laws, each party will comply with, and take all action necessary to effect its compliance with, all applicable export, re-export, and import laws, including the U.S. Export Administration Regulations. Customer will not permit access to the Software or transfer, export or re-export of the Software, or the underlying information or technology, by or to any person or other party in violation of US legal restrictions, including any party who is a national or resident of, or located in, any country on the United States Department of Treasury's List of Specially Designated Nationals and Blocked Parties or the U.S. Department of Commerce's Table of Denial Orders, or similar lists identifying parties sanctioned by the U.S. government or any locally applicable denied party lists.

13.
NOTICES

Any notice, request, consent, or other communication under the Agreement intended to have a legal effect will have legal effect only if in writing and addressed to a party as follows (or to such other address or such other person that such party may designate from time to time in accordance with this Section 13):

Customer: KLDiscovery Ontrack, LLC

Attn: Dawn Wilson, CFO, 9023 Columbine Road, Eden Prairie, MN 55347

Attn: Andrew Southam

Email: andew.southam@kldiscovery.com

Relativity: Relativity ODA LLC

231 South LaSalle St., 8th Floor Chicago, Illinois USA 60604 Attn: Legal Department Email: legal@relativity.com

Notices sent in accordance with this Section 13 will be deemed effectively given: (a) if delivered by hand, with signed confirmation of receipt, when received; (b) if sent by a nationally recognized overnight courier, signature required, when received; or (c) if sent by email, in each case, at the time receipt thereof has been acknowledged by electronic confirmation or otherwise. Written notices which are not given pursuant to the requirements in this Section 13 shall be effective if and when specifically acknowledged by the other party in writing.

14.
FORCE MAJEURE

If the performance of any part of the Agreement by a party is prevented, hindered or delayed by circumstances beyond such party's reasonable control, including acts of God, flood, fire, earthquake or explosion, war, terrorism, invasion, riot or other civil unrest, or general outage or shortage of adequate power or telecommunications services (a “Force Majeure Event”), the affected party will be excused from such performance and will not be liable or in breach of the Agreement, but only to the extent that and only for so long as the party’s performance is actually prevented, hindered or delayed by the Force Majeure Event. Either party may terminate the Agreement if the affected party is prevented from performing all or a substantial portion of its obligations under the Agreement due to a Force Majeure Event for a period of 30 consecutive days or more, by delivering notice to the other party at any time while the Force Majeure Event is continuing. If Customer terminates the Agreement pursuant to this Section 14, Relativity will promptly refund to Customer a pro-rated portion of any fees prepaid by Customer, with the pro-rated period commencing on the date the Force Majeure Event commenced.

15.
MISCELLANEOUS
15.1
Relationship of the Parties

The relationship between the parties is that of independent contractors. Nothing in the Agreement will be construed as creating any agency, partnership, joint venture, or other form of joint enterprise, employment or fiduciary relationship between the parties, and neither party will have authority to contract for or bind the other party in any manner whatsoever.

15.2
Third Parties with Relativity Designations

Relativity has various licensing and contractual relationships with independent third parties which may be referred to as “Relativity Developer Partners” or “Relativity Certified Partners,” and Relativity may periodically award various third parties or persons a “Best in Service” or other designation, including through Relativity’s certification program (each, a “Third Party with a Relativity Designation” or “TPRD”).

Third Parties with Relativity Designations are not Relativity Representatives, TPRDs have no authority to bind or act on behalf of Relativity, and Relativity will have no liability for any actions or omissions of TPRDs. No awards, communications or actions of Relativity or any TPRD, nor any statements referring to TPRD with the word “partner” on any website or in any other material or communication, should be interpreted to mean that there is any actual or implied partnership in any legal sense. Relativity’s award of any designation should not be interpreted as an endorsement or guarantee of any particular level, quality or timeliness of services.

15.3
Assignment

Neither party may assign its rights or obligations under the Agreement without the prior written consent of the other party, which will not be unreasonably withheld, conditioned or delayed. Any Change in Control will be considered an assignment for purposes of this provision. “Change in Control” means any change resulting from a merger, consolidation or stock transfer, or similar change. Notwithstanding the foregoing, either party may assign the Agreement to an Affiliate or to any third party into which the assigning party is merged, consolidated or reorganized, or to which all or substantially all of the assigning party's assets are sold, upon written notice to the other party, so long as the transferee expressly assumes all obligations of the assigning party under the Agreement; provided, however, that, Customer may not assign this Agreement to any Competitor without Relativity’s prior written consent.

“Competitor” means any person or entity that provides software for use in connection with eDiscovery, document review, case management, internal investigations or communications surveillance. The Agreement will be binding upon and inure to the benefit of the parties’ successors and permitted assigns.

15.4
Third Party Beneficiaries

All reservations of proprietary rights and disclaimers and limitations of liability in the Agreement will inure to the benefit of Relativity’s in-bound software vendors. Otherwise, the parties hereby expressly disclaim any intention to create any third-party beneficiaries of the Agreement. For purposes of clarity, Authorized Users are not third-party beneficiaries of the Agreement.

15.5
Entire Agreement
15.6
These Master Terms, together with any Orders, constitute the entire agreement of the parties with respect to the subject matter of the Agreement and supersede all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter; provided, however, the Server License shall continue to govern Customer’s license of the Server Product until the expiration or termination of such Server License. If Customer issues any purchase order, receipt or other documentation, such documentation will serve solely to address the administrative convenience of Customer and will not be binding on Relativity or serve to modify or supplement the Agreement or any part thereof, including any Order, even if signed or processed by Relativity. In the event of any inconsistency between these Master Terms, any Order and any exhibits or other documents attached thereto or incorporated therein by reference, the following order of precedence governs: (a) first, the body of the applicable Order; (b) second, to the extent expressly referenced therein, any attachments to or documents incorporated in the Order; and (c) third, these Master Terms.
15.7
Modification and Waiver

The Agreement may only be modified in writing signed by an authorized Representative of each party. No waiver by any party of any provision in the Agreement will be effective unless explicitly set forth in writing and signed by an authorized Representative of the waiving party. Except as otherwise set forth in the Agreement, no failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from the Agreement, including any failure or delay in billing Customer for taxes or any other amounts that

Customer is required to pay, will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

15.8
Severability

If any provision of the Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of the Agreement or invalidate or render unenforceable such provision in any other jurisdiction. Upon any determination that any provision is invalid, illegal or unenforceable, then that provision will be reasonably reformed (by modifying, adding, or deleting text) to the minimum extent required to carry out the parties’ intent that the Agreement and all provisions be valid and enforceable to the fullest extent permitted by Law.

15.9
Interpretation

Capitalized terms not defined in these Master Terms shall have the meanings set forth in the Orders or any exhibits or other documents attached thereto or incorporated therein by reference, as applicable. For purposes of the Agreement: (a) the words "include," "includes," and "including" are deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) words denoting the singular have a comparable meaning when used in the plural, and vice-versa. The Agreement will be construed without any presumption against the party drafting the Agreement. Headings are for reference only and are not intended to affect interpretation of the Agreement. The Agreement is drafted in the English language; if translated, the English version of the Agreement will govern and control.

15.10
Counterparts and Electronic Execution

These Master Terms and any Orders may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. Counterparts may be delivered via electronic mail or other transmission method, and any counterpart so delivered will be deemed to have been duly authorized, executed and delivered for all purposes.

SIGNATURES

The parties have caused these Master Terms and Conditions to be executed by their respective duly authorized officers or representatives as of the Effective Date.

RELATIVITY ODA LLC	KLDISCOVERY ONTRACK, LLC
Signature: /s/ Sailesh Munagala	Signature: /s/ Andrew Southam
Name: Sailesh Munagala	Name: Andrew Southam
Title: CFO	Title: General Counsel

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DATA PROCESSING AGREEMENT

This Data Processing Agreement (“DPA”) is entered into effective as of May 1, 2023 (“Effective Date”) by and between RELATIVITY ODA LLC, a Delaware limited liability company (“Relativity”), and KLdiscovery Ontrack, LLC, a(n) Delaware limited liability company (“Customer”).

Background

Whereas, Relativity and Customer are parties to, or are concurrently entering into, one or more agreements (collectively, “Underlying Agreement”), pursuant to which Customer accesses and uses Relativity’s software-as-a-service products (collectively, “Cloud Product”), as deployed in one or more data centers located in various countries.

Whereas, due to applicable legal and regulatory requirements, the parties mutually desire to supplement the Underlying Agreement with this DPA to set forth the parties’ respective obligations respecting the processing of personal data as contained in Client Data.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual terms and provisions herein, the parties hereby agree as follows:

Agreement

1.
Definitions. Capitalised terms used but not defined in this DPA will have the same meanings set forth in the Underlying Agreement. Lower case terms used but not defined in this DPA will have the same meaning as set forth in Applicable Data Protection Law. Without limiting the generality of the foregoing, the terms “personal data”, “processing”, “controller”, “processor”, “personal data breach” and “data subject” will have the same meaning as set forth in Article 4 of the GDPR, and for purposes of CCPA, the term “controller” includes “business”, “processor” includes “service provider”, “data subject” includes “consumer”, and “personal data” includes “personal information”. As used in this DPA, the term “sub- processor” excludes Relativity Affiliates and Relativity Contingent Workers, where “Relativity Affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with Relativity, and where “Relativity Contingent Worker” means an individual who is engaged to perform Relativity’s obligations under the Underlying Agreement, either through a direct engagement with Relativity or through employment with a staffing firm, and who only accesses the Cloud Product through Relativity’s corporate systems. Relativity is responsible for the acts and omissions of Relativity Affiliates and Relativity Contingent Workers who process personal data pursuant to the Underlying Agreement as though they were the acts and omissions of Relativity.

2.
Applicable Data Protection Laws. Personal data may be processed only in accordance with the laws and regulations governing the processing of such personal data (collectively, “Applicable Data Protection Laws”). Applicable Data Protection Laws may include, but are not limited to, the EU General Data Protection Regulation (Regulation (EU) 2016/679) (“GDPR”), the UK General Data Protection Regulation and the UK Data Protection Act 2018 (collectively “UK GDPR”), the Swiss Federal Act on Data Protection ("FADP") and the California Consumer Privacy Act of 2018, as amended (Cal. Civ. Code §§ 1798.100 to 1798.199) (“CCPA”). To the extent other Applicable Data Protection Laws apply that are similar to the GDPR, UK GDPR or CCPA, this DPA shall be interpreted in a reasonable manner to apply to such other jurisdictions and their Applicable Data Protection Laws. For clarity, each party is only responsible for complying with the provisions of Applicable Data Protection Laws to the extent applicable to each party in their respective roles under the Underlying Agreement and subject to this DPA. For example, Relativity is responsible for complying with the provisions of Applicable Data Protection Laws applicable to Relativity but not those provisions applicable to Customer.

3.
Scope; Interpretation; Roles of the Parties. This DPA applies only to personal data contained in Client Data. All terms herein referring to “personal data” mean and include only that which is contained in the Client Data. Relativity and Customer agree that: (a) to the extent Customer views itself to be a controller of personal data: (i) Relativity serves as the processor and the data importer with regards to the processing and transfer of such personal data; and (ii) Customer serves as the controller and the data

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exporter with regards to the processing and transfer of such personal data; and (b) to the extent Customer views itself to be a processor of personal data: (i) Relativity serves as the sub-processor and the data importer with regards to the processing and transfer of such personal data; and (ii) Customer serves as the processor and the data exporter with regards to the processing and transfer of such personal data. Relativity’s Privacy Policy governs Relativity’s obligations respecting personal data of which it is a controller.

4.
Processing SCCs. The Standard Contractual Clauses under Commission Implementing Decision (EU) 2021/915 of 4 June 2021 set forth in Addendum 1 to this DPA (“Processing SCCs”) apply to the processing of personal data in connection with the Underlying Agreement. Without limitation respecting other Applicable Data Protection Laws, the Processing SCCs attached hereto are intended to satisfy Article 28 of the GDPR and the FADP, which requires an agreement between (i) controller and processor; or (ii) processor and sub-processor, and the CCPA, which requires an agreement between a business and service provider.

5.
Transfer SCCs. The Standard Contractual Clauses under Commission Implementing Decision (EU) 2021/914 of 4 June 2021 set forth in Addendum 2 (Controller-to-Processor) and Addendum 3 (Processor-to-Processor) to this DPA (collectively, “Transfer SCCs”) apply to transfers of personal data in connection with the Underlying Agreement to countries which do not ensure an adequate level of data protection within the meaning of Applicable Data Protection Laws. The Controller-to-Processor Transfer SCCs set forth in Addendum 2 only apply to personal data that Customer views itself to be a controller of, and the Processor-to-Processor Transfer SCCs set forth in Addendum 3 only apply to personal data that Customer views itself to be a processor of. Without limitation respecting other Applicable Data Protection Laws, the Transfer SCCs are intended to satisfy Article 46(2) of the GDPR and the FADP, which requires appropriate safeguards to be provided before personal data may be transferred to countries which do not ensure an adequate level of data protection.

6.
UK Transfer SCCs. To the extent the UK GDPR applies to the processing of personal data in connection with the Underlying Agreement, the International Data Transfer Addendum to the EU Commission Standard Contractual Clauses, version B1.0, in force 21 March 2022 set forth in Addendum 4 (UK Transfer SCCs) to this DPA (“UK Transfer SCCs”) apply to transfers of personal data to countries which do not ensure an adequate level of data protection within the meaning of the UK GDPR. In such case, the UK Transfer SCCs apply to transfers of personal data that Customer views itself to be a controller of, as well as transfers of personal data that Customer views itself to be a processor of.

6A. Swiss Annex. To the extent the FADP applies, the Swiss Annex, as set out in Addendum 5 (Swiss Annex) shall apply.

7.
Supplemental Terms and Clarifications.

a.
Engagement of Sub-Processors. Pursuant to Clause 7.7 of the Processing SCCs, Clause 9 of the Transfer SCCs and Clause 11 of the UK Transfer SCCs, Customer hereby authorises Relativity’s engagement of the following sub-processors in connection with the Underlying Agreement: Microsoft Corporation, as the provider of Microsoft Azure, the cloud infrastructure in which the Cloud Product is hosted (“Authorised Sub-Processor”). Relativity will not engage any sub-processors other than the Authorised Sub-Processor without Customer’s general authorisation. Relativity will obtain such general authorisation in accordance with the procedure set forth in Clause 7.7 of the Processing SCCs and Clause 9 of the Transfer SCCs, provided that such 30-day notice period shall be increased to 90 days for any proposed changes in Relativity’s cloud infrastructure provider. Where the Processor-to-Processor Transfer SCCs apply, Relativity will provide notice to, and obtain general authorisation from, Customer, and Customer will have obtained the right to provide such authorisation on the controller’s behalf. Relativity may provide such notice via RSS feed or other industry-standard mechanism, provided Relativity first informs Customer of such mechanism directly in writing. If Customer objects in writing to a proposed sub-processor, Customer’s sole and exclusive remedy will be to terminate the affected product under the Underlying Agreement and receive a pro-rated refund of any prepaid fees for such product, with the pro-rated period commencing on the date the applicable sub-processor is engaged. General authorisation will be inferred by the lack of a written objection from Customer by the end of the 30-day notice period (or 90-day notice period for changes in the cloud infrastructure vendor).

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b.
Transfer Instructions. Pursuant to Clause 7.8 of the Processing SCCs, Customer hereby authorises personal data transfers to take place from the country in which Customer’s selected data center(s) are located, to the following countries, solely for purposes of providing technical support in connection with the Underlying Agreement: (i) the United States; (ii) the United Kingdom; (iii) any country located within the European Economic Area; (iv) any country that has received an adequacy decision from the European Commission; and (v) if Customer licenses the Cloud Product in a data center with out-of- country back-up, the country in which the applicable paired back-up data center is located (collectively, “Authorised Countries”). Relativity will not transfer personal data to any country other than the Authorised Countries without Customer’s general authorisation. Relativity will obtain such general authorisation by notifying Customer in writing of the proposed recipient country at least 90 days in advance. Relativity may provide such notice via RSS feed or other industry standard mechanism, provided Relativity first informs Customer of such mechanism directly in writing. If Customer objects in writing to a proposed recipient country, Customer’s sole and exclusive remedy will be to terminate the affected product under the Underlying Agreement and receive a pro-rated refund of any prepaid fees for such product, with the pro- rated period commencing on the date the transfers to the recipient country (or potential for such transfers) commence. General authorisation will be inferred by the lack of a written objection from Customer within the 90-day notice period.

c.
Documentation and Compliance. Without limiting the obligations contained in Clause 7.6 of the Processing SCCs, Clause 8.9 of the Transfer SCCs and Clauses 5(f) and 12.2 of the UK Transfer SCCs, the parties agree that the following clarifications apply to such Clauses: (i) Relativity will not be required to provide Customer with information that (A) is already available for Customer to obtain and review independently through its use of the Cloud Product, (B) is related to ongoing or sensitive investigations, intellectual property or other customers, or (C) could be used to circumvent security controls or disclose confidential information of Relativity or relating to the Cloud Product that is not more probative than other information and/or necessary to determine Relativity’s compliance with Applicable Data Protection Laws; (ii) before requesting an audit, Customer shall use all reasonable and good faith efforts to first verify Relativity’s compliance with Applicable Data Protection Laws by reviewing information provided by Relativity, including third-party certifications, attestations, and audits; (iii) where Customer requests an audit: (1) the audit shall be subject to mutually agreed timing, duration and scope, with reasonable notice of at least 90 days (except where there are indications of non-compliance); (2) Customer shall reimburse Relativity for the time and resources required to contribute to the audit at Relativity’s professional services rates (except where there are indications of non-compliance); (3) Customer shall endeavor to conduct the audit remotely and verify Relativity’s compliance with Applicable Data Protection Laws through calls and screen sharing, and the audit shall under no circumstances include control access to the Cloud Product; and (4) Customer shall promptly notify Relativity if non-compliance is discovered during the course of the audit; (iv) Customer may not request an audit more than once annually (except where there are indications of non-compliance); and (v) all information provided by Relativity and all results obtained from audits are subject to the confidentiality terms in the Underlying Agreement, and Customer shall not engage any third- party auditor that is a competitor of Relativity and that has not entered into a confidentiality agreement directly with Relativity.

d.
Data Subject Rights, Assistance, Accuracy and Data Deletion. Without limiting the obligations contained in Clauses 8 and 10(d) of the Processing SCCs, Clauses 8.4, 8.5, 10 and 16(d) of the Transfer SCCs, and Clauses 5(d)(iii) and 12.1 of the UK Transfer SCCs, the parties agree that the following clarifications apply to such Clauses: (i) Relativity may, without prior authorisation from Customer, respond to a direct request from a data subject in circumstances where the scope of the request is unclear to seek to verify whether the request relates to Customer and Client Data; (ii) before requesting Relativity’s assistance in responding to requests from data subjects, Customer shall use all reasonable efforts to first action such request through its independent use and administration of the Cloud Product, and Customer shall reimburse Relativity for the time and resources required to assist with the request at Relativity’s professional services rates (except where assistance is required due to a defect in the Cloud Product); (iii) given the nature of the processing and purpose for which the Cloud Product is used, Relativity shall not be responsible for monitoring the accuracy and relevance of personal data; and (iv) deletion and return of personal data shall be the responsibility of Customer through its independent use and administration of the Cloud Product, and upon expiration or termination of the Underlying Agreement, Customer shall delete

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and/or export all Client Data from the Cloud Product in accordance with the terms in the Underlying Agreement.

e.
Personal Data Breach Notification. Relativity’s obligations relating to notification of personal data breaches in Clause 9 of the Processing SCCs, Clauses 8.6(c) and 8.4(d) of the Transfer SCCs and Clause 5(d)(ii) of the UK Transfer SCCs, shall be carried out in accordance with the breach notification procedures detailed in the data security terms incorporated into the Underlying Agreement. In any event, notification to Customer of a personal data breach shall be without undue delay.

f.
No Sale of Personal Data. If not already prohibited by other obligations in this DPA, Relativity will not Sell, retain, use or disclose personal data for any purposes other than specified in this DPA or the Underlying Agreement. “Sell” means selling, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal data to a third party for monetary or other valuable consideration.

8.
Governing Law. Without prejudice to Clauses 17 and 18 of the Transfer SCCs and Clause 12 of the UK Transfer SCCs: (a) this DPA shall be governed by the laws of the country or territory stipulated for this purpose in the Underlying Agreement; and (b) the parties submit to the choice of jurisdiction set forth in the Underlying Agreement with respect to any disputes or claims arising under this DPA. Clauses 13, 17 and 18 of the Transfer SCCs do not apply if the processing of personal data in connection with the Underlying Agreement does not fall within the territorial scope of the GDPR.

9.
Shared Responsibility. Customer shall ensure that it and any person who accesses the Cloud Product for or on behalf of Customer: (a) is legally authorised under Applicable Data Protection Laws to serve as the controller and/or processor (as applicable); and (b) that it has lawfully collected, processed and transferred all personal data according to Applicable Data Protection Laws.

10.
Miscellaneous. All provisions of the Underlying Agreement remain in effect as supplemented by this DPA. In case of conflict or inconsistency between the Underlying Agreement, the body of this DPA, the Processing SCCs, the Transfer SCCs and the UK Transfer SCCs, the following order of precedence governs: (a) the Transfer SCCs and the UK Transfer SCCs; (b) the Processing SCCs; (c) the body of this DPA; then (d) the Underlying Agreement. Notwithstanding the foregoing, remedies under this DPA are limited to the remedies set forth in the Underlying Agreement. This DPA (which includes the Addendums, Appendices and Annexes attached hereto), together with the Underlying Agreement, constitutes the entire agreement between the parties and supersedes any other prior or contemporaneous agreements or terms and conditions, written or oral, concerning its subject matter. If any provision of this DPA is determined to be unenforceable by a court of competent jurisdiction, that provision will be severed, and the remainder of terms will remain in full effect. This DPA shall not be binding unless and until fully signed and delivered by both parties. The parties may sign and deliver this DPA electronically.

IN WITNESS WHEREOF, the parties have caused this DPA to be executed by their respective duly authorised officers or representatives, as of the Effective Date.

RELATIVITY ODA LLC	KLDISCOVERY ONTRACK, LLC
Signature: /s/ Sailesh Munagala	Signature: /s/ Andrew Southam
Name: Sailesh Munagala	Name: Andrew Southam
Title: CFO	Title: General Counsel

Additional Customer details for purposes of the Addendums attached to this DPA:

Name: TBD

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Position: Data Protection Officer

Customer’s DPO or privacy contact

Email address: TBD@tbd.com
Applicable competent supervisory authority for purposes of Clause 13 of the Transfer SCCs	Republic of Ireland (where GDPR applies) and Switzerland (where the FADP applies)
Applicable governing law for purposes of Clause 9 of the UK Transfer SCCs	England and Wales

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ADDENDUM 1: PROCESSING SCCS

Standard Contractual Clauses between Controllers and Processors under Article 28(7) of Regulation (EU) 2016/679 of the European Parliament and of the Council, pursuant to Commission Implementing Decision (EU) 2021/915 of 4 June 2021

SECTION I

Clause 1

Purpose and scope

(a)
The purpose of these Standard Contractual Clauses (the Clauses) is to ensure compliance with Article 28(3) and (4) of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation).

(b)
The controllers and processors listed in Annex I have agreed to these Clauses in order to ensure compliance with Article 28(3) and (4) of Regulation (EU) 2016/679 and/or Article 29(3) and (4) of Regulation (EU) 2018/1725.

(c)
These Clauses apply to the processing of personal data as specified in Annex II.

(d)
Annexes I to IV are an integral part of the Clauses.

(e)
These Clauses are without prejudice to obligations to which the controller is subject by virtue of Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725.

(f)
These Clauses do not by themselves ensure compliance with obligations related to international transfers in accordance with Chapter V of Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725.

Clause 2

Invariability of the Clauses

(a)
The Parties undertake not to modify the Clauses, except for adding information to the Annexes or updating information in them.

(b)
This does not prevent the Parties from including the standard contractual clauses laid down in these Clauses in a broader contract, or from adding other clauses or additional safeguards provided that they do not directly or indirectly contradict the Clauses or detract from the fundamental rights or freedoms of data subjects.

Clause 3

Interpretation

(a)
Where these Clauses use the terms defined in Regulation (EU) 2016/679 or Regulation (EU) 2018/1725 respectively, those terms shall have the same meaning as in that Regulation.

(b)
These Clauses shall be read and interpreted in the light of the provisions of Regulation (EU) 2016/679 or Regulation (EU) 2018/1725 respectively.

(c)
These Clauses shall not be interpreted in a way that runs counter to the rights and obligations provided

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for in Regulation (EU) 2016/679 / Regulation (EU) 2018/1725 or in a way that prejudices the fundamental rights or freedoms of the data subjects.

Clause 4

Hierarchy

In the event of a contradiction between these Clauses and the provisions of related agreements between the Parties existing at the time when these Clauses are agreed or entered into thereafter, these Clauses shall prevail.

Clause 5 - Optional

Docking clause

(a)
Any entity that is not a Party to these Clauses may, with the agreement of all the Parties, accede to these Clauses at any time as a controller or a processor by completing the Annexes and signing Annex I.

(b)
Once the Annexes in (a) are completed and signed, the acceding entity shall be treated as a Party to these Clauses and have the rights and obligations of a controller or a processor, in accordance with its designation in Annex I.

(c)
The acceding entity shall have no rights or obligations resulting from these Clauses from the period prior to becoming a Party.

SECTION II

OBLIGATIONS OF THE PARTIES

Clause 6

Description of processing(s)

The details of the processing operations, in particular the categories of personal data and the purposes of processing for which the personal data is processed on behalf of the controller, are specified in Annex II.

Clause 7

Obligations of the Parties

7.1 Instructions

(a)
The processor shall process personal data only on documented instructions from the controller, unless required to do so by Union or Member State law to which the processor is subject. In this case, the processor shall inform the controller of that legal requirement before processing, unless the law prohibits this on important grounds of public interest. Subsequent instructions may also be given by the controller throughout the duration of the processing of personal data. These instructions shall always be documented.

(b)
The processor shall immediately inform the controller if, in the processor’s opinion, instructions given by the controller infringe Regulation (EU) 2016/679 / Regulation (EU) 2018/1725 or the applicable Union or Member State data protection provisions.

7.2.
Purpose limitation

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The processor shall process the personal data only for the specific purpose(s) of the processing, as set out in Annex II, unless it receives further instructions from the controller.

7.3.
Duration of the processing of personal data

Processing by the processor shall only take place for the duration specified in Annex II.

7.4.
Security of processing

(a)
The processor shall at least implement the technical and organisational measures specified in Annex III to ensure the security of the personal data. This includes protecting the data against a breach of security leading to accidental or unlawful destruction, loss, alteration, unauthorised disclosure or access to the data (personal data breach). In assessing the appropriate level of security, the Parties shall take due account of the state of the art, the costs of implementation, the nature, scope, context and purposes of processing and the risks involved for the data subjects.

(b)
The processor shall grant access to the personal data undergoing processing to members of its personnel only to the extent strictly necessary for implementing, managing and monitoring of the contract. The processor shall ensure that persons authorised to process the personal data received have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality.

7.5.
Sensitive data

If the processing involves personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, or trade union membership, genetic data or biometric data for the purpose of uniquely identifying a natural person, data concerning health or a person’s sex life or sexual orientation, or data relating to criminal convictions and offences (“sensitive data”), the processor shall apply specific restrictions and/or additional safeguards.

7.6.
Documentation and compliance

(a)
The Parties shall be able to demonstrate compliance with these Clauses.

(b)
The processor shall deal promptly and adequately with inquiries from the controller about the processing of data in accordance with these Clauses.

(c)
The processor shall make available to the controller all information necessary to demonstrate compliance with the obligations that are set out in these Clauses and stem directly from Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725. At the controller’s request, the processor shall also permit and contribute to audits of the processing activities covered by these Clauses, at reasonable intervals or if there are indications of non-compliance. In deciding on a review or an audit, the controller may take into account relevant certifications held by the processor.

(d)
The controller may choose to conduct the audit by itself or mandate an independent auditor. Audits may also include inspections at the premises or physical facilities of the processor and shall, where appropriate, be carried out with reasonable notice.

(e)
The Parties shall make the information referred to in this Clause, including the results of any audits, available to the competent supervisory authority/ies on request.

7.7.
Use of sub-processors

(a)
The processor has the controller’s general authorisation for the engagement of sub-processors from an agreed list. The processor shall specifically inform in writing the controller of any intended changes of that list through the addition or replacement of sub-processors at least 30 days in advance, thereby

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giving the controller sufficient time to be able to object to such changes prior to the engagement of the concerned sub-processor(s). The processor shall provide the controller with the information necessary to enable the controller to exercise the right to object.

(b)
Where the processor engages a sub-processor for carrying out specific processing activities (on behalf of the controller), it shall do so by way of a contract which imposes on the sub-processor, in substance, the same data protection obligations as the ones imposed on the data processor in accordance with these Clauses. The processor shall ensure that the sub-processor complies with the obligations to which the processor is subject pursuant to these Clauses and to Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725.

(c)
At the controller’s request, the processor shall provide a copy of such a sub-processor agreement and any subsequent amendments to the controller. To the extent necessary to protect business secret or other confidential information, including personal data, the processor may redact the text of the agreement prior to sharing the copy.

(d)
The processor shall remain fully responsible to the controller for the performance of the sub- processor’s obligations in accordance with its contract with the processor. The processor shall notify the controller of any failure by the sub-processor to fulfil its contractual obligations.

(e)
The processor shall agree a third party beneficiary clause with the sub-processor whereby - in the event the processor has factually disappeared, ceased to exist in law or has become insolvent - the controller shall have the right to terminate the sub-processor contract and to instruct the sub-processor to erase or return the personal data.

7.8.
International transfers

(a)
Any transfer of data to a third country or an international organisation by the processor shall be done only on the basis of documented instructions from the controller or in order to fulfil a specific requirement under Union or Member State law to which the processor is subject and shall take place in compliance with Chapter V of Regulation (EU) 2016/679 or Regulation (EU) 2018/1725.

(b)
The controller agrees that where the processor engages a sub-processor in accordance with Clause

7.7. for carrying out specific processing activities (on behalf of the controller) and those processing activities involve a transfer of personal data within the meaning of Chapter V of Regulation (EU) 2016/679, the processor and the sub-processor can ensure compliance with Chapter V of Regulation (EU) 2016/679 by using standard contractual clauses adopted by the Commission in accordance with of Article 46(2) of Regulation (EU) 2016/679, provided the conditions for the use of those standard contractual clauses are met.

Clause 8

Assistance to the controller

(a)
The processor shall promptly notify the controller of any request it has received from the data subject. It shall not respond to the request itself, unless authorised to do so by the controller.

(b)
The processor shall assist the controller in fulfilling its obligations to respond to data subjects’ requests to exercise their rights, taking into account the nature of the processing. In fulfilling its obligations in accordance with (a) and (b), the processor shall comply with the controller’s instructions

(c)
In addition to the processor’s obligation to assist the controller pursuant to Clause 8(b), the processor shall furthermore assist the controller in ensuring compliance with the following obligations, taking into account the nature of the data processing and the information available to the processor:

(1)
the obligation to carry out an assessment of the impact of the envisaged processing operations on the protection of personal data (a ‘data protection impact assessment’) where a type of processing

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is likely to result in a high risk to the rights and freedoms of natural persons;

(2)
the obligation to consult the competent supervisory authority/ies prior to processing where a data protection impact assessment indicates that the processing would result in a high risk in the absence of measures taken by the controller to mitigate the risk;

(3)
the obligation to ensure that personal data is accurate and up to date, by informing the controller without delay if the processor becomes aware that the personal data it is processing is inaccurate or has become outdated;

(4)
the obligations in Article 32 of Regulation (EU) 2016/679.

(d)
The Parties shall set out in Annex III the appropriate technical and organisational measures by which the processor is required to assist the controller in the application of this Clause as well as the scope and the extent of the assistance required.

Clause 9

Notification of personal data breach

In the event of a personal data breach, the processor shall cooperate with and assist the controller for the controller to comply with its obligations under Articles 33 and 34 of Regulation (EU) 2016/679 or under Articles 34 and 35 of Regulation (EU) 2018/1725, where applicable, taking into account the nature of processing and the information available to the processor.

9.1
Data breach concerning data processed by the controller

In the event of a personal data breach concerning data processed by the controller, the processor shall assist the controller:

(a)
in notifying the personal data breach to the competent supervisory authority/ies, without undue delay after the controller has become aware of it, where relevant/(unless the personal data breach is unlikely to result in a risk to the rights and freedoms of natural persons);

(b)
in obtaining the following information which, pursuant to Article 33(3) of Regulation (EU) 2016/679, shall be stated in the controller’s notification, and must at least include:

(1)
the nature of the personal data including where possible, the categories and approximate number of data subjects concerned and the categories and approximate number of personal data records concerned;

(2)
the likely consequences of the personal data breach;

(3)
the measures taken or proposed to be taken by the controller to address the personal data breach, including, where appropriate, measures to mitigate its possible adverse effects.

Where, and insofar as, it is not possible to provide all this information at the same time, the initial notification shall contain the information then available and further information shall, as it becomes available, subsequently be provided without undue delay.

(c)
in complying, pursuant to Article 34 of Regulation (EU) 2016/679, with the obligation to communicate without undue delay the personal data breach to the data subject, when the personal data breach is likely to result in a high risk to the rights and freedoms of natural persons.

9.2
Data breach concerning data processed by the processor

In the event of a personal data breach concerning data processed by the processor, the processor shall

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notify the controller without undue delay after the processor having become aware of the breach. Such notification shall contain, at least:

(a)
a description of the nature of the breach (including, where possible, the categories and approximate number of data subjects and data records concerned);

(b)
the details of a contact point where more information concerning the personal data breach can be obtained;

(c)
its likely consequences and the measures taken or proposed to be taken to address the breach, including to mitigate its possible adverse effects.

Where, and insofar as, it is not possible to provide all this information at the same time, the initial notification shall contain the information then available and further information shall, as it becomes available, subsequently be provided without undue delay.

The Parties shall set out in Annex III all other elements to be provided by the processor when assisting the controller in the compliance with the controller’s obligations under Articles 33 and 34 of Regulation (EU) 2016/679.

SECTION III

FINAL PROVISIONS

Clause 10

Non-compliance with the Clauses and termination

(a)
Without prejudice to any provisions of Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725, in the event that the processor is in breach of its obligations under these Clauses, the controller may instruct the processor to suspend the processing of personal data until the latter complies with these Clauses or the contract is terminated. The processor shall promptly inform the controller in case it is unable to comply with these Clauses, for whatever reason.

(b)
The controller shall be entitled to terminate the contract insofar as it concerns processing of personal data in accordance with these Clauses if:

(1)
the processing of personal data by the processor has been suspended by the controller pursuant to point (a) and if compliance with these Clauses is not restored within a reasonable time and in any event within one month following suspension;

(2)
the processor is in substantial or persistent breach of these Clauses or its obligations under Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725;

(3)
the processor fails to comply with a binding decision of a competent court or the competent supervisory authority/ies regarding its obligations pursuant to these Clauses or to Regulation (EU) 2016/679 and/or Regulation (EU) 2018/1725.

(c)
The processor shall be entitled to terminate the contract insofar as it concerns processing of personal data under these Clauses where, after having informed the controller that its instructions infringe applicable legal requirements in accordance with Clause 7.1 (b), the controller insists on compliance with the instructions.

(d)
Following termination of the contract, the processor shall, at the choice of the controller, delete all personal data processed on behalf of the controller and certify to the controller that it has done so, or, return all the personal data to the controller and delete existing copies unless Union or Member State law requires storage of the personal data. Until the data is deleted or returned, the processor shall

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continue to ensure compliance with these Clauses.

ANNEX I TO ADDENDUM 1

List of parties

Controller (or Processor, as applicable)

Name: The legal entity identified as the Customer in the DPA to which this Addendum 1 is attached

Address: Customer’s legal notice address provided in Underlying Agreement

Contact details: Refer to signature block of the DPA to which this Addendum 1 is attached

Signature and accession date: Signatures are located in the DPA to which this Addendum 1 is attached, and date is the Effective Date of the DPA to which this Addendum 1 is attached

Processor (or Sub-Processor, as applicable) Name: Relativity ODA LLC

Address: 231 South LaSalle Street, 8th Floor, Chicago, IL 60604, United States

Contact details: Privacy Team, privacy.inquiries@relativity.com

Signature and accession date: Signatures are located in the DPA to which this Addendum 1 is attached, and date is the Effective Date of the DPA to which this Addendum 1 is attached

ANNEX II TO ADDENDUM 1

Description of the processing Categories of data subjects whose personal data is processed

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The extent of any personal data contained therein is determined by Customer and/or its end customers in their sole discretion. The categories of data subjects are not categorically specified due to the nature of the processing.

Categories of personal data processed

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The content of Client Data and the extent of any personal data contained therein is determined by Customer and/or its end customers in their sole discretion. The categories of personal data are not categorically specified due to the nature of the processing.

Sensitive data processed (if applicable) and applied restrictions or safeguards that fully take into consideration the nature of the data and the risks involved, such as for instance strict purpose limitation, access restrictions (including access only for staff having followed specialised training), keeping a record of access to the data, restrictions for onward transfers or additional security measures.

Client Data may include sensitive data, as determined by Customer and/or its end customers in their sole discretion. Relativity assumes all Client Data is sensitive data and complies with the obligations in this DPA and in the data security terms incorporated into the Underlying Agreement in connection with the processing of all Client Data.

Nature of the processing

Relativity processes personal data in connection with providing services related to the Cloud Product, including data hosting and technical support.

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Purpose(s) for which the personal data is processed on behalf of the controller

To provide access to and use of the Cloud Product in connection with Customer’s and/or its end customers’ legal and compliance matters.

Duration of the processing

The subscription term set forth in the Underlying Agreement.

For processing by (sub-) processors, also specify subject matter, nature and duration of the processing

As of the Effective Date of this DPA, processing by sub-processors is limited to the provision of infrastructure to host the Cloud Product and technical support related thereto. The duration of the processing is the subscription term set forth in the Underlying Agreement.

ANNEX III TO ADDENDUM 1

Technical and organisational measures including technical and organisational measures to ensure the security of the data

Description of the technical and organisational security measures implemented by the processor(s) (including any relevant certifications) to ensure an appropriate level of security, taking into account the nature, scope, context and purpose of the processing, as well as the risks for the rights and freedoms of natural persons.

Relativity has implemented technical and organisational security measures to ensure an appropriate level of security, as detailed in the data security terms incorporated into the Underlying Agreement.

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ADDENDUM 2: CONTROLLER-TO-PROCESSOR TRANSFER SCCS

Standard Contractual Clauses for the Transfer of Personal Data to Third Countries under Regulation (EU) 2016/679 of the European Parliament and of the Council, pursuant to Commission Implementing Decision (EU) 2021/914 of 4 June 2021

SECTION I

Clause 1

Purpose and scope

(a)
The purpose of these standard contractual clauses is to ensure compliance with the requirements of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation) (1) for the transfer of personal data to a third country.

(b)
The Parties:

(i)
the natural or legal person(s), public authority/ies, agency/ies or other body/ies (hereinafter ‘entity/ies’) transferring the personal data, as listed in Annex I.A (hereinafter each ‘data exporter’), and

(ii)
the entity/ies in a third country receiving the personal data from the data exporter, directly or indirectly via another entity also Party to these Clauses, as listed in Annex I.A (hereinafter each ‘data importer’)

have agreed to these standard contractual clauses (hereinafter: ‘Clauses’).

(c)
These Clauses apply with respect to the transfer of personal data as specified in Annex I.B.

(d)
The Appendix to these Clauses containing the Annexes referred to therein forms an integral part of these Clauses.

Clause 2

Effect and invariability of the Clauses

(a)
These Clauses set out appropriate safeguards, including enforceable data subject rights and effective legal remedies, pursuant to Article 46(1) and Article 46(2)(c) of Regulation (EU) 2016/679 and, with respect to data transfers from controllers to processors and/or processors to processors, standard contractual clauses pursuant to Article 28(7) of Regulation (EU) 2016/679, provided they are not modified, except to select the appropriate Module(s) or to add or update information in the Appendix. This does not prevent the Parties from including the standard contractual clauses laid down in these Clauses in a wider contract and/or to add other clauses or additional safeguards, provided that they do not contradict, directly or indirectly, these Clauses or prejudice the fundamental rights or freedoms of data subjects.

(b)
These Clauses are without prejudice to obligations to which the data exporter is subject by virtue of Regulation (EU) 2016/679.

1 Where the data exporter is a processor subject to Regulation (EU) 2016/679 acting on behalf of a Union institution or body as controller, reliance on these Clauses when engaging another processor (sub-processing) not subject to Regulation (EU) 2016/679 also ensures compliance with Article 29(4) of Regulation (EU) 2018/1725 of the European Parliament and of the Council of 23 October 2018 on the protection of natural persons with regard to the processing of personal data by the Union institutions, bodies, offices and agencies and on the free movement of such data, and repealing Regulation (EC) No 45/2001 and Decision No 1247/2002/EC (OJ L 295, 21.11.2018, p. 39), to the extent these Clauses and the data protection obligations as set out in the contract or other legal act between the controller and the processor pursuant to Article 29(3) of Regulation (EU) 2018/1725 are aligned. This will in particular be the case where the controller and processor rely on the standard contractual clauses included in Decision 2021/915.

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Clause 3

Third-party beneficiaries

(a)
Data subjects may invoke and enforce these Clauses, as third-party beneficiaries, against the data exporter and/or data importer, with the following exceptions:

(i)
Clause 1, Clause 2, Clause 3, Clause 6, Clause 7;

(ii)
Clause 8 – Clause 8.1(b), 8.9(a), (c), (d) and (e);

(iii)
Clause 9 – Clause 9(a), (c), (d) and (e);

(iv)
Clause 12 – Clause 12(a), (d) and (f);

(v)
Clause 13;

(vi)
Clause 15.1(c), (d) and (e);

(vii)
Clause 16(e);

(viii)
Clause 18 – Clause 18(a) and (b).

(b)
Paragraph (a) is without prejudice to rights of data subjects under Regulation (EU) 2016/679.

Clause 4

Interpretation

(a)
Where these Clauses use terms that are defined in Regulation (EU) 2016/679, those terms shall have the same meaning as in that Regulation.

(b)
These Clauses shall be read and interpreted in the light of the provisions of Regulation (EU) 2016/679.

(c)
These Clauses shall not be interpreted in a way that conflicts with rights and obligations provided for in Regulation (EU) 2016/679.

Clause 5

Hierarchy

In the event of a contradiction between these Clauses and the provisions of related agreements between the Parties, existing at the time these Clauses are agreed or entered into thereafter, these Clauses shall prevail.

Clause 6

Description of the transfer(s)

The details of the transfer(s), and in particular the categories of personal data that are transferred and the purpose(s) for which they are transferred, are specified in Annex I.B.

Clause 7

Docking clause

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(a)
An entity that is not a Party to these Clauses may, with the agreement of the Parties, accede to these Clauses at any time, either as a data exporter or as a data importer, by completing the Appendix and signing Annex I.A.

(b)
Once it has completed the Appendix and signed Annex I.A, the acceding entity shall become a Party to these Clauses and have the rights and obligations of a data exporter or data importer in accordance with its designation in Annex I.A.

(c)
The acceding entity shall have no rights or obligations arising under these Clauses from the period prior to becoming a Party.

SECTION II – OBLIGATIONS OF THE PARTIES

Clause 8

Data protection safeguards

The data exporter warrants that it has used reasonable efforts to determine that the data importer is able, through the implementation of appropriate technical and organisational measures, to satisfy its obligations under these Clauses.

8.1
Instructions

(a)
The data importer shall process the personal data only on documented instructions from the data exporter. The data exporter may give such instructions throughout the duration of the contract.

(b)
The data importer shall immediately inform the data exporter if it is unable to follow those instructions.

8.2
Purpose limitation

The data importer shall process the personal data only for the specific purpose(s) of the transfer, as set out in Annex I.B, unless on further instructions from the data exporter.

8.3
Transparency

On request, the data exporter shall make a copy of these Clauses, including the Appendix as completed by the Parties, available to the data subject free of charge. To the extent necessary to protect business secrets or other confidential information, including the measures described in Annex II and personal data, the data exporter may redact part of the text of the Appendix to these Clauses prior to sharing a copy, but shall provide a meaningful summary where the data subject would otherwise not be able to understand the its content or exercise his/her rights. On request, the Parties shall provide the data subject with the reasons for the redactions, to the extent possible without revealing the redacted information. This Clause is without prejudice to the obligations of the data exporter under Articles 13 and 14 of Regulation (EU) 2016/679.

8.4
Accuracy

If the data importer becomes aware that the personal data it has received is inaccurate, or has become outdated, it shall inform the data exporter without undue delay. In this case, the data importer shall cooperate with the data exporter to erase or rectify the data.

8.5
Duration of processing and erasure or return of data

Processing by the data importer shall only take place for the duration specified in Annex I.B. After the end of the provision of the processing services, the data importer shall, at the choice of the data exporter, delete all personal data processed on behalf of the data exporter and certify to the data exporter that it has done

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so, or return to the data exporter all personal data processed on its behalf and delete existing copies. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses.

In case of local laws applicable to the data importer that prohibit return or deletion of the personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process it to the extent and for as long as required under that local law. This is without prejudice to Clause 14, in particular the requirement for the data importer under Clause 14(e) to notify the data exporter throughout the duration of the contract if it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under Clause 14(a).

8.6
Security of processing

(a)
The data importer and, during transmission, also the data exporter shall implement appropriate technical and organisational measures to ensure the security of the data, including protection against a breach of security leading to accidental or unlawful destruction, loss, alteration, unauthorised disclosure or access to that data (hereinafter ‘personal data breach’). In assessing the appropriate level of security, the Parties shall take due account of the state of the art, the costs of implementation, the nature, scope, context and purpose(s) of processing and the risks involved in the processing for the data subjects. The Parties shall in particular consider having recourse to encryption or pseudonymisation, including during transmission, where the purpose of processing can be fulfilled in that manner. In case of pseudonymisation, the additional information for attributing the personal data to a specific data subject shall, where possible, remain under the exclusive control of the data exporter. In complying with its obligations under this paragraph, the data importer shall at least implement the technical and organisational measures specified in Annex II. The data importer shall carry out regular checks to ensure that these measures continue to provide an appropriate level of security.

(b)
The data importer shall grant access to the personal data to members of its personnel only to the extent strictly necessary for the implementation, management and monitoring of the contract. It shall ensure that persons authorised to process the personal data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality.

(c)
In the event of a personal data breach concerning personal data processed by the data importer under these Clauses, the data importer shall take appropriate measures to address the breach, including measures to mitigate its adverse effects. The data importer shall also notify the data exporter without undue delay after having become aware of the breach. Such notification shall contain the details of a contact point where more information can be obtained, a description of the nature of the breach (including, where possible, categories and approximate number of data subjects and personal data records concerned), its likely consequences and the measures taken or proposed to address the breach including, where appropriate, measures to mitigate its possible adverse effects. Where, and in so far as, it is not possible to provide all information at the same time, the initial notification shall contain the information then available and further information shall, as it becomes available, subsequently be provided without undue delay.

(d)
The data importer shall cooperate with and assist the data exporter to enable the data exporter to comply with its obligations under Regulation (EU) 2016/679, in particular to notify the competent supervisory authority and the affected data subjects, taking into account the nature of processing and the information available to the data importer.

8.7
Sensitive data

Where the transfer involves personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, or trade union membership, genetic data, or biometric data for the purpose of uniquely identifying a natural person, data concerning health or a person’s sex life or sexual orientation, or data relating to criminal convictions and offences (hereinafter ‘sensitive data’), the data importer shall apply the specific restrictions and/or additional safeguards described in Annex I.B.

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8.8
Onward transfers

The data importer shall only disclose the personal data to a third party on documented instructions from the data exporter. In addition, the data may only be disclosed to a third party located outside the European

Union (2) (in the same country as the data importer or in another third country, hereinafter ‘onward transfer’) if the third party is or agrees to be bound by these Clauses, under the appropriate Module, or if:

(i)
the onward transfer is to a country benefitting from an adequacy decision pursuant to Article 45 of Regulation (EU) 2016/679 that covers the onward transfer;

(ii)
the third party otherwise ensures appropriate safeguards pursuant to Articles 46 or 47 Regulation of (EU) 2016/679 with respect to the processing in question;

(iii)
the onward transfer is necessary for the establishment, exercise or defence of legal claims in the context of specific administrative, regulatory or judicial proceedings; or

(iv)
the onward transfer is necessary in order to protect the vital interests of the data subject or of another natural person.

Any onward transfer is subject to compliance by the data importer with all the other safeguards under these Clauses, in particular purpose limitation.

8.9
Documentation and compliance

(a)
The data importer shall promptly and adequately deal with enquiries from the data exporter that relate to the processing under these Clauses.

(b)
The Parties shall be able to demonstrate compliance with these Clauses. In particular, the data importer shall keep appropriate documentation on the processing activities carried out on behalf of the data exporter.

(c)
The data importer shall make available to the data exporter all information necessary to demonstrate compliance with the obligations set out in these Clauses and at the data exporter’s request, allow for and contribute to audits of the processing activities covered by these Clauses, at reasonable intervals or if there are indications of non-compliance. In deciding on a review or audit, the data exporter may take into account relevant certifications held by the data importer.

(d)
The data exporter may choose to conduct the audit by itself or mandate an independent auditor. Audits may include inspections at the premises or physical facilities of the data importer and shall, where appropriate, be carried out with reasonable notice.

(e)
The Parties shall make the information referred to in paragraphs (b) and (c), including the results of any audits, available to the competent supervisory authority on request.

Clause 9

Use of sub-processors

(a)
The data importer has the data exporter’s general authorisation for the engagement of sub- processor(s) from an agreed list. The data importer shall specifically inform the data exporter in writing of any intended changes to that list through the addition or replacement of sub-processors at least 30 days in advance, thereby giving the data exporter sufficient time to be able to object to such changes prior to the engagement of the sub-processor(s). The data importer shall provide the data exporter with the information necessary to enable the data exporter to exercise its right to object.

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(b)
Where the data importer engages a sub-processor to carry out specific processing activities (on behalf of the data exporter), it shall do so by way of a written contract that provides for, in substance, the

2 The Agreement on the European Economic Area (EEA Agreement) provides for the extension of the European Union’s internal market to the three EEA States Iceland, Liechtenstein and Norway. The Union data protection legislation, including Regulation (EU) 2016/679, is covered by the EEA Agreement and has been incorporated into Annex XI thereto. Therefore, any disclosure by the data importer to a third party located in the EEA does not qualify as an onward transfer for the purpose of these Clauses.

same data protection obligations as those binding the data importer under these Clauses, including in terms of third-party beneficiary rights for data subjects. (3) The Parties agree that, by complying with this Clause, the data importer fulfils its obligations under Clause 8.8. The data importer shall ensure that the sub-processor complies with the obligations to which the data importer is subject pursuant to these Clauses.

(c)
The data importer shall provide, at the data exporter’s request, a copy of such a sub-processor agreement and any subsequent amendments to the data exporter. To the extent necessary to protect business secrets or other confidential information, including personal data, the data importer may redact the text of the agreement prior to sharing a copy.

(d)
The data importer shall remain fully responsible to the data exporter for the performance of the sub- processor’s obligations under its contract with the data importer. The data importer shall notify the data exporter of any failure by the sub-processor to fulfil its obligations under that contract.

(e)
The data importer shall agree a third-party beneficiary clause with the sub-processor whereby – in the event the data importer has factually disappeared, ceased to exist in law or has become insolvent – the data exporter shall have the right to terminate the sub-processor contract and to instruct the sub- processor to erase or return the personal data.

Clause 10

Data subject rights

(a)
The data importer shall promptly notify the data exporter of any request it has received from a data subject. It shall not respond to that request itself unless it has been authorised to do so by the data exporter.

(b)
The data importer shall assist the data exporter in fulfilling its obligations to respond to data subjects’ requests for the exercise of their rights under Regulation (EU) 2016/679. In this regard, the Parties shall set out in Annex II the appropriate technical and organisational measures, taking into account the nature of the processing, by which the assistance shall be provided, as well as the scope and the extent of the assistance required.

(c)
In fulfilling its obligations under paragraphs (a) and (b), the data importer shall comply with the instructions from the data exporter.

Clause 11

Redress

(a)
The data importer shall inform data subjects in a transparent and easily accessible format, through individual notice or on its website, of a contact point authorised to handle complaints. It shall deal promptly with any complaints it receives from a data subject.

(b)
In case of a dispute between a data subject and one of the Parties as regards compliance with these Clauses, that Party shall use its best efforts to resolve the issue amicably in a timely fashion. The Parties shall keep each other informed about such disputes and, where appropriate, cooperate in resolving them.

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(c)
Where the data subject invokes a third-party beneficiary right pursuant to Clause 3, the data importer shall accept the decision of the data subject to:

(i)
lodge a complaint with the supervisory authority in the Member State of his/her habitual residence or place of work, or the competent supervisory authority pursuant to Clause 13;

3 This requirement may be satisfied by the sub-processor acceding to these Clauses under the appropriate Module, in accordance with Clause 7.

(ii)
refer the dispute to the competent courts within the meaning of Clause 18.

(d)
The Parties accept that the data subject may be represented by a not-for-profit body, organisation or association under the conditions set out in Article 80(1) of Regulation (EU) 2016/679.

(e)
The data importer shall abide by a decision that is binding under the applicable EU or Member State law.

(f)
The data importer agrees that the choice made by the data subject will not prejudice his/her substantive and procedural rights to seek remedies in accordance with applicable laws.

Clause 12

Liability

(a)
Each Party shall be liable to the other Party/ies for any damages it causes the other Party/ies by any breach of these Clauses.

(b)
The data importer shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data importer or its sub-processor causes the data subject by breaching the third-party beneficiary rights under these Clauses.

(c)
Notwithstanding paragraph (b), the data exporter shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data exporter or the data importer (or its sub-processor) causes the data subject by breaching the third- party beneficiary rights under these Clauses. This is without prejudice to the liability of the data exporter and, where the data exporter is a processor acting on behalf of a controller, to the liability of the controller under Regulation (EU) 2016/679 or Regulation (EU) 2018/1725, as applicable.

(d)
The Parties agree that if the data exporter is held liable under paragraph (c) for damages caused by the data importer (or its sub-processor), it shall be entitled to claim back from the data importer that part of the compensation corresponding to the data importer’s responsibility for the damage.

(e)
Where more than one Party is responsible for any damage caused to the data subject as a result of a breach of these Clauses, all responsible Parties shall be jointly and severally liable and the data subject is entitled to bring an action in court against any of these Parties.

(f)
The Parties agree that if one Party is held liable under paragraph (e), it shall be entitled to claim back from the other Party/ies that part of the compensation corresponding to its/their responsibility for the damage.

(g)
The data importer may not invoke the conduct of a sub-processor to avoid its own liability.

Clause 13

Supervision

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(a)
Where the data exporter is established in an EU Member State:] The supervisory authority with responsibility for ensuring compliance by the data exporter with Regulation (EU) 2016/679 as regards the data transfer, as indicated in Annex I.C, shall act as competent supervisory authority.

[Where the data exporter is not established in an EU Member State, but falls within the territorial scope of application of Regulation (EU) 2016/679 in accordance with its Article 3(2) and has appointed a representative pursuant to Article 27(1) of Regulation (EU) 2016/679:] The supervisory authority of the Member State in which the representative within the meaning of Article 27(1) of Regulation (EU) 2016/679 is established, as indicated in Annex I.C, shall act as competent supervisory authority.

[Where the data exporter is not established in an EU Member State, but falls within the territorial scope of application of Regulation (EU) 2016/679 in accordance with its Article 3(2) without however having to appoint a representative pursuant to Article 27(2) of Regulation (EU) 2016/679:] The supervisory authority of one of the Member States in which the data subjects whose personal data is transferred under these Clauses in relation to the offering of goods or services to them, or whose behaviour is monitored, are located, as indicated in Annex I.C, shall act as competent supervisory authority.

(b)
The data importer agrees to submit itself to the jurisdiction of and cooperate with the competent supervisory authority in any procedures aimed at ensuring compliance with these Clauses. In particular, the data importer agrees to respond to enquiries, submit to audits and comply with the measures adopted by the supervisory authority, including remedial and compensatory measures. It shall provide the supervisory authority with written confirmation that the necessary actions have been taken.

SECTION III – LOCAL LAWS AND OBLIGATIONS IN CASE OF ACCESS BY PUBLIC AUTHORITIES

Clause 14

Local laws and practices affecting compliance with the Clauses

(a)
The Parties warrant that they have no reason to believe that the laws and practices in the third country of destination applicable to the processing of the personal data by the data importer, including any requirements to disclose personal data or measures authorising access by public authorities, prevent the data importer from fulfilling its obligations under these Clauses. This is based on the understanding that laws and practices that respect the essence of the fundamental rights and freedoms and do not exceed what is necessary and proportionate in a democratic society to safeguard one of the objectives listed in Article 23(1) of Regulation (EU) 2016/679, are not in contradiction with these Clauses.

(b)
The Parties declare that in providing the warranty in paragraph (a), they have taken due account in particular of the following elements:

(i)
the specific circumstances of the transfer, including the length of the processing chain, the number of actors involved and the transmission channels used; intended onward transfers; the type of recipient; the purpose of processing; the categories and format of the transferred personal data; the economic sector in which the transfer occurs; the storage location of the data transferred;

(ii)
the laws and practices of the third country of destination– including those requiring the disclosure of data to public authorities or authorising access by such authorities – relevant in light of the specific circumstances of the transfer, and the applicable limitations and safeguards (4);

(iii)
any relevant contractual, technical or organisational safeguards put in place to supplement the safeguards under these Clauses, including measures applied during transmission and to the processing of the personal data in the country of destination.

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(c)
The data importer warrants that, in carrying out the assessment under paragraph (b), it has made its best efforts to provide the data exporter with relevant information and agrees that it will continue to cooperate with the data exporter in ensuring compliance with these Clauses.

4 As regards the impact of such laws and practices on compliance with these Clauses, different elements may be considered as part of an overall assessment. Such elements may include relevant and documented practical experience with prior instances of requests for disclosure from public authorities, or the absence of such requests, covering a sufficiently representative time-frame. This refers in particular to internal records or other documentation, drawn up on a continuous basis in accordance with due diligence and certified at senior management level, provided that this information can be lawfully shared with third parties. Where this practical experience is relied upon to conclude that the data importer will not be prevented from complying with these Clauses, it needs to be supported by other relevant, objective elements, and it is for the Parties to consider carefully whether these elements together carry sufficient weight, in terms of their reliability and representativeness, to support this conclusion. In particular, the Parties have to take into account whether their practical experience is corroborated and not contradicted by publicly available or otherwise accessible, reliable information on the existence or absence of requests within the same sector and/or the application of the law in practice, such as case law and reports by independent oversight bodies.

(d)
The Parties agree to document the assessment under paragraph (b) and make it available to the competent supervisory authority on request.

(e)
The data importer agrees to notify the data exporter promptly if, after having agreed to these Clauses and for the duration of the contract, it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under paragraph (a), including following a change in the laws of the third country or a measure (such as a disclosure request) indicating an application of such laws in practice that is not in line with the requirements in paragraph (a).

(f)
Following a notification pursuant to paragraph (e), or if the data exporter otherwise has reason to believe that the data importer can no longer fulfil its obligations under these Clauses, the data exporter shall promptly identify appropriate measures (e.g. technical or organisational measures to ensure security and confidentiality) to be adopted by the data exporter and/or data importer to address the situation. The data exporter shall suspend the data transfer if it considers that no appropriate safeguards for such transfer can be ensured, or if instructed by the competent supervisory authority to do so. In this case, the data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses. If the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise. Where the contract is terminated pursuant to this Clause, Clause 16(d) and (e) shall apply.

Clause 15

Obligations of the data importer in case of access by public authorities

15.1
Notification

(a)
The data importer agrees to notify the data exporter and, where possible, the data subject promptly (if necessary with the help of the data exporter) if it:

(i)
receives a legally binding request from a public authority, including judicial authorities, under the laws of the country of destination for the disclosure of personal data transferred pursuant to these Clauses; such notification shall include information about the personal data requested, the requesting authority, the legal basis for the request and the response provided; or

(ii)
becomes aware of any direct access by public authorities to personal data transferred pursuant to these Clauses in accordance with the laws of the country of destination; such notification shall include all information available to the importer.

(b)
If the data importer is prohibited from notifying the data exporter and/or the data subject under the laws of the country of destination, the data importer agrees to use its best efforts to obtain a waiver of the

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prohibition, with a view to communicating as much information as possible, as soon as possible. The data importer agrees to document its best efforts in order to be able to demonstrate them on request of the data exporter.

(c)
Where permissible under the laws of the country of destination, the data importer agrees to provide the data exporter, at regular intervals for the duration of the contract, with as much relevant information as possible on the requests received (in particular, number of requests, type of data requested, requesting authority/ies, whether requests have been challenged and the outcome of such challenges, etc.).

(d)
The data importer agrees to preserve the information pursuant to paragraphs (a) to (c) for the duration of the contract and make it available to the competent supervisory authority on request.

(e)
Paragraphs (a) to (c) are without prejudice to the obligation of the data importer pursuant to Clause 14(e) and Clause 16 to inform the data exporter promptly where it is unable to comply with these Clauses.

15.2
Review of legality and data minimization

(a)
The data importer agrees to review the legality of the request for disclosure, in particular whether it remains within the powers granted to the requesting public authority, and to challenge the request if, after careful assessment, it concludes that there are reasonable grounds to consider that the request is unlawful under the laws of the country of destination, applicable obligations under international law and principles of international comity. The data importer shall, under the same conditions, pursue possibilities of appeal. When challenging a request, the data importer shall seek interim measures with a view to suspending the effects of the request until the competent judicial authority has decided on its merits. It shall not disclose the personal data requested until required to do so under the applicable procedural rules. These requirements are without prejudice to the obligations of the data importer under Clause 14(e).

(b)
The data importer agrees to document its legal assessment and any challenge to the request for disclosure and, to the extent permissible under the laws of the country of destination, make the documentation available to the data exporter. It shall also make it available to the competent supervisory authority on request.

(c)
The data importer agrees to provide the minimum amount of information permissible when responding to a request for disclosure, based on a reasonable interpretation of the request.

SECTION IV – FINAL PROVISIONS

Clause 16

Non-compliance with the Clauses and termination

(a)
The data importer shall promptly inform the data exporter if it is unable to comply with these Clauses, for whatever reason.

(b)
In the event that the data importer is in breach of these Clauses or unable to comply with these Clauses, the data exporter shall suspend the transfer of personal data to the data importer until compliance is again ensured or the contract is terminated. This is without prejudice to Clause 14(f).

(c)
The data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses, where:

(i)
the data exporter has suspended the transfer of personal data to the data importer pursuant to paragraph (b) and compliance with these Clauses is not restored within a reasonable time and in

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any event within one month of suspension;

(ii)
the data importer is in substantial or persistent breach of these Clauses; or

(iii)
the data importer fails to comply with a binding decision of a competent court or supervisory authority regarding its obligations under these Clauses.

In these cases, it shall inform the competent supervisory authority of such non-compliance. Where the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise.

(d)
Personal data that has been transferred prior to the termination of the contract pursuant to paragraph
(c)
shall at the choice of the data exporter immediately be returned to the data exporter or deleted in its entirety. The same shall apply to any copies of the data. The data importer shall certify the deletion of the data to the data exporter. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit the return or deletion of the transferred personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process the data to the extent and for as long as required under that local law.

(e)
Either Party may revoke its agreement to be bound by these Clauses where (i) the European Commission adopts a decision pursuant to Article 45(3) of Regulation (EU) 2016/679 that covers the transfer of personal data to which these Clauses apply; or (ii) Regulation (EU) 2016/679 becomes part of the legal framework of the country to which the personal data is transferred. This is without prejudice to other obligations applying to the processing in question under Regulation (EU) 2016/679.

Clause 17

Governing law

These Clauses shall be governed by the law of one of the EU Member States, provided such law allows for third-party beneficiary rights. The Parties agree that this shall be the law of the Republic of Ireland.

Clause 18

Choice of forum and jurisdiction

(a)
Any dispute arising from these Clauses shall be resolved by the courts of an EU Member State.

(b)
The Parties agree that those shall be the courts of the Republic of Ireland.

(c)
A data subject may also bring legal proceedings against the data exporter and/or data importer before the courts of the Member State in which he/she has his/her habitual residence.

(d)
The Parties agree to submit themselves to the jurisdiction of such courts.

ANNEX I TO ADDENDUM 2

A.
LIST OF PARTIES

Exporter:

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Name: The legal entity identified as the Customer in the DPA to which this Addendum 2 is attached

Address: Customer’s legal notice address provided in Underlying Agreement

Contact details: Refer to signature block of the DPA to which this Addendum 2 is attached

Activities: Use of the Cloud Product in connection with Customer’s and/or its end customers’ legal and compliance matters.

Signature and date: Signatures are located in the DPA to which this Addendum 2 is attached, and date is the Effective Date of the DPA to which this Addendum 2 is attached

Role: Controller

Importer:

Name: Relativity ODA LLC

Address: 231 South LaSalle Street, 8th Floor, Chicago, IL 60604, United States

Contact details: Privacy Team, privacy.inquiries@relativity.com

Activities: The provision of services related to the Cloud Product, including data hosting and technical support

Signature and date: Signatures are located in the DPA to which this Addendum 2 is attached, and date is the Effective Date of the DPA to which this Addendum 2 is attached

Role: Processor

B.
DESCRIPTION OF TRANSFER

Categories of data subjects whose personal data is transferred

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The extent of any personal data contained therein is determined by Customer and/or its end customers in their sole discretion. The categories of data subjects are not categorically specified due to the nature of the processing.

Categories of personal data transferred

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The content of Client Data and the extent of any personal data contained therein is determined by Customer and/or its end customers in their sole discretion. The categories of personal data are not categorically specified due to the nature of the processing.

Sensitive data transferred (if applicable) and applied restrictions or safeguards that fully take into consideration the nature of the data and the risks involved, such as for instance strict purpose limitation, access restrictions (including access only for staff having followed specialised training), keeping a record of access to the data, restrictions for onward transfers or additional security measures.

Client Data may include sensitive data, as determined by Customer and/or its end customers in their sole discretion. Relativity assumes all Client Data is sensitive data and complies with the obligations in this DPA and in the data security terms incorporated into the Underlying Agreement in connection with the processing of all Client Data.

The frequency of the transfer (e.g. whether the data is transferred on a one-off or continuous basis).

Continuous basis when necessary for the provision of technical support.

Nature of the processing

Relativity processes personal data in connection with providing services related to the Cloud Product, including data hosting and technical support.

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Purpose(s) of the data transfer and further processing

Relativity may transfer personal data in the form of remote access from another country for purposes of providing technical support services. In limited circumstances, Customer may choose, in its sole discretion, to provide Relativity with copies of Client Data for technical support purposes, and in such circumstances, personal data may be transferred to another country.

The period for which the personal data will be retained, or, if that is not possible, the criteria used to determine that period

Personal data is not retained following remote access. In the limited circumstances that Customer chooses to provide Relativity with copies of Client Data for technical support purposes, such Client Data (and any personal data contained therein) will not be retained longer than is necessary to resolve the support issue.

For transfers to (sub-) processors, also specify subject matter, nature and duration of the processing

As of the Effective Date of this DPA, transfers to sub-processors are limited to transfers in the form of remote access from another country for purposes of providing the infrastructure to host the Cloud Product and technical support related thereto. The duration of the processing is the subscription term set forth in the Underlying Agreement.

C.
COMPETENT SUPERVISORY AUTHORITY

Refer to signature block of the DPA to which this Addendum 2 is attached.

ANNEX II TO ADDENDUM 2

TECHNICAL AND ORGANISATIONAL MEASURES INCLUDING TECHNICAL AND ORGANISATIONAL MEASURES TO ENSURE THE SECURITY OF THE DATA

Description of the technical and organisational measures implemented by the data importer(s) (including any relevant certifications) to ensure an appropriate level of security, taking into account the nature, scope, context and purpose of the processing, and the risks for the rights and freedoms of natural persons.

Relativity has implemented technical and organisational security measures to ensure an appropriate level of security, as detailed in the data security terms incorporated into the Underlying Agreement.

For transfers to (sub-) processors, also describe the specific technical and organisational measures to be taken by the (sub-) processor to be able to provide assistance to the controller and, for transfers from a processor to a sub-processor, to the data exporter

As of the Effective Date of this DPA, Relativity’s only sub-processor is Microsoft Corporation, as the provider of Microsoft Azure, the cloud infrastructure in which the Cloud Product is hosted. Details on Microsoft Azure’s security, privacy, and compliance standards may be found on the Microsoft Azure Trust Center homepage: https://azure.microsoft.com/en-us/support/trust-center/.

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ADDENDUM 3: PROCESSOR-TO-PROCESSOR TRANSFER SCCS

Standard Contractual Clauses for the Transfer of Personal Data to Third Countries under Regulation (EU) 2016/679 of the European Parliament and of the Council, pursuant to Commission Implementing Decision (EU) 2021/914 of 4 June 2021

SECTION I

Clause 1

Purpose and scope

(a)
The purpose of these standard contractual clauses is to ensure compliance with the requirements of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation) (5) for the transfer of personal data to a third country.

(b)
The Parties:

(i)
the natural or legal person(s), public authority/ies, agency/ies or other body/ies (hereinafter ‘entity/ies’) transferring the personal data, as listed in Annex I.A (hereinafter each ‘data exporter’), and

(ii)
the entity/ies in a third country receiving the personal data from the data exporter, directly or indirectly via another entity also Party to these Clauses, as listed in Annex I.A (hereinafter each ‘data importer’)

have agreed to these standard contractual clauses (hereinafter: ‘Clauses’).

(c)
These Clauses apply with respect to the transfer of personal data as specified in Annex I.B.

(d)
The Appendix to these Clauses containing the Annexes referred to therein forms an integral part of these Clauses.

Clause 2

Effect and invariability of the Clauses

(a)
These Clauses set out appropriate safeguards, including enforceable data subject rights and effective legal remedies, pursuant to Article 46(1) and Article 46(2)(c) of Regulation (EU) 2016/679 and, with respect to data transfers from controllers to processors and/or processors to processors, standard contractual clauses pursuant to Article 28(7) of Regulation (EU) 2016/679, provided they are not modified, except to select the appropriate Module(s) or to add or update information in the Appendix. This does not prevent the Parties from including the standard contractual clauses laid down in these Clauses in a wider contract and/or to add other clauses or additional safeguards, provided that they do not contradict, directly or indirectly, these Clauses or prejudice the fundamental rights or freedoms of data subjects.

(b)
These Clauses are without prejudice to obligations to which the data exporter is subject by virtue of Regulation (EU) 2016/679.

5 Where the data exporter is a processor subject to Regulation (EU) 2016/679 acting on behalf of a Union institution or body as controller, reliance on these Clauses when engaging another processor (sub-processing) not subject to Regulation (EU) 2016/679 also ensures compliance with Article 29(4) of Regulation (EU) 2018/1725 of the European Parliament and of the Council of 23 October 2018 on the protection of natural persons with regard to the processing of personal data by the Union institutions, bodies, offices and agencies and on the free movement of such data, and repealing Regulation (EC) No 45/2001 and Decision No 1247/2002/EC (OJ L 295, 21.11.2018, p. 39), to the extent these Clauses and the data protection obligations as set out in the contract or other legal act between the controller and the processor pursuant to Article 29(3) of Regulation (EU) 2018/1725 are aligned. This will in particular be the case where the controller and processor rely on the standard contractual clauses included in Decision 2021/915.

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Clause 3

Third-party beneficiaries

(a)
Data subjects may invoke and enforce these Clauses, as third-party beneficiaries, against the data exporter and/or data importer, with the following exceptions:

(i)
Clause 1, Clause 2, Clause 3, Clause 6, Clause 7;

(ii)
Clause 8 – Clause 8.1(a), (c) and (d) and Clause 8.9(a), (c), (d), (e), (f) and (g);

(iii)
Clause 9 – Clause 9(a), (c), (d) and (e);

(iv)
Clause 12 – Clause 12(a), (d) and (f);

(v)
Clause 13;

(vi)
Clause 15.1(c), (d) and (e);

(vii)
Clause 16(e);

(viii)
Clause 18 – Clause 18(a) and (b).

(b)
Paragraph (a) is without prejudice to rights of data subjects under Regulation (EU) 2016/679.

Clause 4

Interpretation

(a)
Where these Clauses use terms that are defined in Regulation (EU) 2016/679, those terms shall have the same meaning as in that Regulation.

(b)
These Clauses shall be read and interpreted in the light of the provisions of Regulation (EU) 2016/679.

(c)
These Clauses shall not be interpreted in a way that conflicts with rights and obligations provided for in Regulation (EU) 2016/679.

Clause 5

Hierarchy

In the event of a contradiction between these Clauses and the provisions of related agreements between the Parties, existing at the time these Clauses are agreed or entered into thereafter, these Clauses shall prevail.

Clause 6

Description of the transfer(s)

The details of the transfer(s), and in particular the categories of personal data that are transferred and the purpose(s) for which they are transferred, are specified in Annex I.B.

Clause 7

Docking clause

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(a)
An entity that is not a Party to these Clauses may, with the agreement of the Parties, accede to these Clauses at any time, either as a data exporter or as a data importer, by completing the Appendix and signing Annex I.A.

(b)
Once it has completed the Appendix and signed Annex I.A, the acceding entity shall become a Party to these Clauses and have the rights and obligations of a data exporter or data importer in accordance with its designation in Annex I.A.

(c)
The acceding entity shall have no rights or obligations arising under these Clauses from the period prior to becoming a Party.

SECTION II – OBLIGATIONS OF THE PARTIES

Clause 8

Data protection safeguards

The data exporter warrants that it has used reasonable efforts to determine that the data importer is able, through the implementation of appropriate technical and organisational measures, to satisfy its obligations under these Clauses.

8.1
Instructions

(a)
The data exporter has informed the data importer that it acts as processor under the instructions of its controller(s), which the data exporter shall make available to the data importer prior to processing.

(b)
The data importer shall process the personal data only on documented instructions from the controller, as communicated to the data importer by the data exporter, and any additional documented instructions from the data exporter. Such additional instructions shall not conflict with the instructions from the controller. The controller or data exporter may give further documented instructions regarding the data processing throughout the duration of the contract.

(c)
The data importer shall immediately inform the data exporter if it is unable to follow those instructions. Where the data importer is unable to follow the instructions from the controller, the data exporter shall immediately notify the controller.

(d)
The data exporter warrants that it has imposed the same data protection obligations on the data importer as set out in the contract or other legal act under Union or Member State law between the controller and the data exporter (6).

8.2
Purpose limitation

The data importer shall process the personal data only for the specific purpose(s) of the transfer, as set out in Annex I.B., unless on further instructions from the controller, as communicated to the data importer by the data exporter, or from the data exporter.

8.3
Transparency

On request, the data exporter shall make a copy of these Clauses, including the Appendix as completed by the Parties, available to the data subject free of charge. To the extent necessary to protect business secrets or other confidential information, including personal data, the data exporter may redact part of the text of the Appendix prior to sharing a copy, but shall provide a meaningful summary where the data subject would otherwise not be able to understand its content or exercise his/her rights. On request, the Parties shall

6 See Article 28(4) of Regulation (EU) 2016/679 and, where the controller is an EU institution or body, Article 29(4) of Regulation (EU) 2018/1725.

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provide the data subject with the reasons for the redactions, to the extent possible without revealing the redacted information.

8.4
Accuracy

If the data importer becomes aware that the personal data it has received is inaccurate, or has become outdated, it shall inform the data exporter without undue delay. In this case, the data importer shall cooperate with the data exporter to rectify or erase the data.

8.5
Duration of processing and erasure or return of data

Processing by the data importer shall only take place for the duration specified in Annex I.B. After the end of the provision of the processing services, the data importer shall, at the choice of the data exporter, delete all personal data processed on behalf of the controller and certify to the data exporter that it has done so, or return to the data exporter all personal data processed on its behalf and delete existing copies. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit return or deletion of the personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process it to the extent and for as long as required under that local law. This is without prejudice to Clause 14, in particular the requirement for the data importer under Clause 14(e) to notify the data exporter throughout the duration of the contract if it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under Clause 14(a).

8.6
Security of processing

(a)
The data importer and, during transmission, also the data exporter shall implement appropriate technical and organisational measures to ensure the security of the data, including protection against a breach of security leading to accidental or unlawful destruction, loss, alteration, unauthorised disclosure or access to that data (hereinafter ‘personal data breach’). In assessing the appropriate level of security, they shall take due account of the state of the art, the costs of implementation, the nature, scope, context and purpose(s) of processing and the risks involved in the processing for the data subject. The Parties shall in particular consider having recourse to encryption or pseudonymisation, including during transmission, where the purpose of processing can be fulfilled in that manner. In case of pseudonymisation, the additional information for attributing the personal data to a specific data subject shall, where possible, remain under the exclusive control of the data exporter or the controller. In complying with its obligations under this paragraph, the data importer shall at least implement the technical and organisational measures specified in Annex II. The data importer shall carry out regular checks to ensure that these measures continue to provide an appropriate level of security.

(b)
The data importer shall grant access to the data to members of its personnel only to the extent strictly necessary for the implementation, management and monitoring of the contract. It shall ensure that persons authorised to process the personal data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality.

(c)
In the event of a personal data breach concerning personal data processed by the data importer under these Clauses, the data importer shall take appropriate measures to address the breach, including measures to mitigate its adverse effects. The data importer shall also notify, without undue delay, the data exporter and, where appropriate and feasible, the controller after having become aware of the breach. Such notification shall contain the details of a contact point where more information can be obtained, a description of the nature of the breach (including, where possible, categories and approximate number of data subjects and personal data records concerned), its likely consequences and the measures taken or proposed to address the data breach, including measures to mitigate its possible adverse effects. Where, and in so far as, it is not possible to provide all information at the same time, the initial notification shall contain the information then available and further information

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shall, as it becomes available, subsequently be provided without undue delay.

(d)
The data importer shall cooperate with and assist the data exporter to enable the data exporter to comply with its obligations under Regulation (EU) 2016/679, in particular to notify its controller so that the latter may in turn notify the competent supervisory authority and the affected data subjects, taking into account the nature of processing and the information available to the data importer.

8.7
Sensitive data

Where the transfer involves personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, or trade union membership, genetic data, or biometric data for the purpose of uniquely identifying a natural person, data concerning health or a person’s sex life or sexual orientation, or data relating to criminal convictions and offences (hereinafter ‘sensitive data’), the data importer shall apply the specific restrictions and/or additional safeguards set out in Annex I.B.

8.8
Onward transfers

The data importer shall only disclose the personal data to a third party on documented instructions from the controller, as communicated to the data importer by the data exporter. In addition, the data may only be disclosed to a third party located outside the European Union (7) (in the same country as the data importer or in another third country, hereinafter ‘onward transfer’) if the third party is or agrees to be bound by these Clauses, under the appropriate Module, or if:

(i)
the onward transfer is to a country benefitting from an adequacy decision pursuant to Article 45 of Regulation (EU) 2016/679 that covers the onward transfer;

(ii)
the third party otherwise ensures appropriate safeguards pursuant to Articles 46 or 47 of Regulation (EU) 2016/679;

(iii)
the onward transfer is necessary for the establishment, exercise or defence of legal claims in the context of specific administrative, regulatory or judicial proceedings; or

(iv)
the onward transfer is necessary in order to protect the vital interests of the data subject or of another natural person.

Any onward transfer is subject to compliance by the data importer with all the other safeguards under these Clauses, in particular purpose limitation.

8.9
Documentation and compliance

(a)
The data importer shall promptly and adequately deal with enquiries from the data exporter or the controller that relate to the processing under these Clauses.

(b)
The Parties shall be able to demonstrate compliance with these Clauses. In particular, the data importer shall keep appropriate documentation on the processing activities carried out on behalf of the controller.

(c)
The data importer shall make all information necessary to demonstrate compliance with the obligations set out in these Clauses available to the data exporter, which shall provide it to the controller.

(d)
The data importer shall allow for and contribute to audits by the data exporter of the processing activities covered by these Clauses, at reasonable intervals or if there are indications of non- compliance. The same shall apply where the data exporter requests an audit on instructions of the

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7 The Agreement on the European Economic Area (EEA Agreement) provides for the extension of the European Union’s internal market to the three EEA States Iceland, Liechtenstein and Norway. The Union data protection legislation, including Regulation (EU) 2016/679, is covered by the EEA Agreement and has been incorporated into Annex XI thereto. Therefore, any disclosure by the data importer to a third party located in the EEA does not qualify as an onward transfer for the purposes of these Clauses.

controller. In deciding on an audit, the data exporter may take into account relevant certifications held by the data importer.

(e)
Where the audit is carried out on the instructions of the controller, the data exporter shall make the results available to the controller.

(f)
The data exporter may choose to conduct the audit by itself or mandate an independent auditor. Audits may include inspections at the premises or physical facilities of the data importer and shall, where appropriate, be carried out with reasonable notice.

(g)
The Parties shall make the information referred to in paragraphs (b) and (c), including the results of any audits, available to the competent supervisory authority on request.

Clause 9

Use of sub-processors

(a)
The data importer has the controller’s general authorisation for the engagement of sub-processor(s) from an agreed list. The data importer shall specifically inform the controller in writing of any intended changes to that list through the addition or replacement of sub-processors at least 30 days in advance, thereby giving the controller sufficient time to be able to object to such changes prior to the engagement of the sub-processor(s). The data importer shall provide the controller with the information necessary to enable the controller to exercise its right to object. The data importer shall inform the data exporter of the engagement of the sub-processor(s).

(b)
Where the data importer engages a sub-processor to carry out specific processing activities (on behalf of the controller), it shall do so by way of a written contract that provides for, in substance, the same data protection obligations as those binding the data importer under these Clauses, including in terms of third-party beneficiary rights for data subjects. (8) The Parties agree that, by complying with this Clause, the data importer fulfils its obligations under Clause 8.8. The data importer shall ensure that the sub-processor complies with the obligations to which the data importer is subject pursuant to these Clauses.

(c)
The data importer shall provide, at the data exporter’s or controller’s request, a copy of such a sub- processor agreement and any subsequent amendments. To the extent necessary to protect business secrets or other confidential information, including personal data, the data importer may redact the text of the agreement prior to sharing a copy.

(d)
The data importer shall remain fully responsible to the data exporter for the performance of the sub- processor’s obligations under its contract with the data importer. The data importer shall notify the data exporter of any failure by the sub-processor to fulfil its obligations under that contract.

(e)
The data importer shall agree a third-party beneficiary clause with the sub-processor whereby – in the event the data importer has factually disappeared, ceased to exist in law or has become insolvent – the data exporter shall have the right to terminate the sub-processor contract and to instruct the sub- processor to erase or return the personal data.

Clause 10

Data subject rights

(a)
The data importer shall promptly notify the data exporter and, where appropriate, the controller

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of any request it has received from a data subject, without responding to that request unless it has been authorised to do so by the controller.

8 This requirement may be satisfied by the sub-processor acceding to these Clauses under the appropriate Module, in accordance with Clause 7.

(b)
The data importer shall assist, where appropriate in cooperation with the data exporter, the controller in fulfilling its obligations to respond to data subjects’ requests for the exercise of their rights under Regulation (EU) 2016/679 or Regulation (EU) 2018/1725, as applicable. In this regard, the Parties shall set out in Annex II the appropriate technical and organisational measures, taking into account the nature of the processing, by which the assistance shall be provided, as well as the scope and the extent of the assistance required.

(c)
In fulfilling its obligations under paragraphs (a) and (b), the data importer shall comply with the instructions from the controller, as communicated by the data exporter.

Clause 11

Redress

(a)
The data importer shall inform data subjects in a transparent and easily accessible format, through individual notice or on its website, of a contact point authorised to handle complaints. It shall deal promptly with any complaints it receives from a data subject.

(b)
In case of a dispute between a data subject and one of the Parties as regards compliance with these Clauses, that Party shall use its best efforts to resolve the issue amicably in a timely fashion. The Parties shall keep each other informed about such disputes and, where appropriate, cooperate in resolving them.

(c)
Where the data subject invokes a third-party beneficiary right pursuant to Clause 3, the data importer shall accept the decision of the data subject to:

(i)
lodge a complaint with the supervisory authority in the Member State of his/her habitual residence or place of work, or the competent supervisory authority pursuant to Clause 13;

(ii)
refer the dispute to the competent courts within the meaning of Clause 18.

(d)
The Parties accept that the data subject may be represented by a not-for-profit body, organisation or association under the conditions set out in Article 80(1) of Regulation (EU) 2016/679.

(e)
The data importer shall abide by a decision that is binding under the applicable EU or Member State law.

(f)
The data importer agrees that the choice made by the data subject will not prejudice his/her substantive and procedural rights to seek remedies in accordance with applicable laws.

Clause 12

Liability

(a)
Each Party shall be liable to the other Party/ies for any damages it causes the other Party/ies by any breach of these Clauses.

(b)
The data importer shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data importer or its sub-processor causes the data subject by breaching the third-party beneficiary rights under these Clauses.

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(c)
Notwithstanding paragraph (b), the data exporter shall be liable to the data subject, and the data subject shall be entitled to receive compensation, for any material or non-material damages the data exporter or the data importer (or its sub-processor) causes the data subject by breaching the third- party beneficiary rights under these Clauses. This is without prejudice to the liability of the data exporter and, where the data exporter is a processor acting on behalf of a controller, to the liability of the controller under Regulation (EU) 2016/679 or Regulation (EU) 2018/1725, as applicable.

(d)
The Parties agree that if the data exporter is held liable under paragraph (c) for damages caused by the data importer (or its sub-processor), it shall be entitled to claim back from the data importer that part of the compensation corresponding to the data importer’s responsibility for the damage.

(e)
Where more than one Party is responsible for any damage caused to the data subject as a result of a breach of these Clauses, all responsible Parties shall be jointly and severally liable and the data subject is entitled to bring an action in court against any of these Parties.

(f)
The Parties agree that if one Party is held liable under paragraph (e), it shall be entitled to claim back from the other Party/ies that part of the compensation corresponding to its/their responsibility for the damage.

(g)
The data importer may not invoke the conduct of a sub-processor to avoid its own liability.

Clause 13

Supervision

(a)
Where the data exporter is established in an EU Member State:] The supervisory authority with responsibility for ensuring compliance by the data exporter with Regulation (EU) 2016/679 as regards the data transfer, as indicated in Annex I.C, shall act as competent supervisory authority.

[Where the data exporter is not established in an EU Member State, but falls within the territorial scope of application of Regulation (EU) 2016/679 in accordance with its Article 3(2) and has appointed a representative pursuant to Article 27(1) of Regulation (EU) 2016/679:] The supervisory authority of the Member State in which the representative within the meaning of Article 27(1) of Regulation (EU) 2016/679 is established, as indicated in Annex I.C, shall act as competent supervisory authority.

[Where the data exporter is not established in an EU Member State, but falls within the territorial scope of application of Regulation (EU) 2016/679 in accordance with its Article 3(2) without however having to appoint a representative pursuant to Article 27(2) of Regulation (EU) 2016/679:] The supervisory authority of one of the Member States in which the data subjects whose personal data is transferred under these Clauses in relation to the offering of goods or services to them, or whose behaviour is monitored, are located, as indicated in Annex I.C, shall act as competent supervisory authority.

(b)
The data importer agrees to submit itself to the jurisdiction of and cooperate with the competent supervisory authority in any procedures aimed at ensuring compliance with these Clauses. In particular, the data importer agrees to respond to enquiries, submit to audits and comply with the measures adopted by the supervisory authority, including remedial and compensatory measures. It shall provide the supervisory authority with written confirmation that the necessary actions have been taken.

SECTION III – LOCAL LAWS AND OBLIGATIONS IN CASE OF ACCESS BY PUBLIC AUTHORITIES

Clause 14

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Local laws and practices affecting compliance with the Clauses

(a)
The Parties warrant that they have no reason to believe that the laws and practices in the third country of destination applicable to the processing of the personal data by the data importer, including any requirements to disclose personal data or measures authorising access by public authorities, prevent the data importer from fulfilling its obligations under these Clauses. This is based on the understanding that laws and practices that respect the essence of the fundamental rights and freedoms and do not exceed what is necessary and proportionate in a democratic society to safeguard one of the objectives listed in Article 23(1) of Regulation (EU) 2016/679, are not in contradiction with these Clauses.

(b)
The Parties declare that in providing the warranty in paragraph (a), they have taken due account in particular of the following elements:

(i)
the specific circumstances of the transfer, including the length of the processing chain, the number of actors involved and the transmission channels used; intended onward transfers; the type of recipient; the purpose of processing; the categories and format of the transferred personal data; the economic sector in which the transfer occurs; the storage location of the data transferred;

(ii)
the laws and practices of the third country of destination– including those requiring the disclosure of data to public authorities or authorising access by such authorities – relevant in light of the specific circumstances of the transfer, and the applicable limitations and safeguards (9);

(iii)
any relevant contractual, technical or organisational safeguards put in place to supplement the safeguards under these Clauses, including measures applied during transmission and to the processing of the personal data in the country of destination.

(c)
The data importer warrants that, in carrying out the assessment under paragraph (b), it has made its best efforts to provide the data exporter with relevant information and agrees that it will continue to cooperate with the data exporter in ensuring compliance with these Clauses.

(d)
The Parties agree to document the assessment under paragraph (b) and make it available to the competent supervisory authority on request.

(e)
The data importer agrees to notify the data exporter promptly if, after having agreed to these Clauses and for the duration of the contract, it has reason to believe that it is or has become subject to laws or practices not in line with the requirements under paragraph (a), including following a change in the laws of the third country or a measure (such as a disclosure request) indicating an application of such laws in practice that is not in line with the requirements in paragraph (a). The data exporter shall forward the notification to the controller.

(f)
Following a notification pursuant to paragraph (e), or if the data exporter otherwise has reason to believe that the data importer can no longer fulfil its obligations under these Clauses, the data exporter shall promptly identify appropriate measures (e.g. technical or organisational measures to ensure security and confidentiality) to be adopted by the data exporter and/or data importer to address the situation, if appropriate in consultation with the controller. The data exporter shall suspend the data transfer if it considers that no appropriate safeguards for such transfer can be ensured, or if instructed by the controller or the competent supervisory authority to do so. In this case, the data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses. If the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise. Where the contract is terminated pursuant to this Clause, Clause 16(d) and (e) shall apply.

Clause 15

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Obligations of the data importer in case of access by public authorities

9 As regards the impact of such laws and practices on compliance with these Clauses, different elements may be considered as part of an overall assessment. Such elements may include relevant and documented practical experience with prior instances of requests for disclosure from public authorities, or the absence of such requests, covering a sufficiently representative time-frame. This refers in particular to internal records or other documentation, drawn up on a continuous basis in accordance with due diligence and certified at senior management level, provided that this information can be lawfully shared with third parties. Where this practical experience is relied upon to conclude that the data importer will not be prevented from complying with these Clauses, it needs to be supported by other relevant, objective elements, and it is for the Parties to consider carefully whether these elements together carry sufficient weight, in terms of their reliability and representativeness, to support this conclusion. In particular, the Parties have to take into account whether their practical experience is corroborated and not contradicted by publicly available or otherwise accessible, reliable information on the existence or absence of requests within the same sector and/or the application of the law in practice, such as case law and reports by independent oversight bodies.

15.1
Notification

(a)
The data importer agrees to notify the data exporter and, where possible, the data subject promptly (if necessary with the help of the data exporter) if it:

(i)
receives a legally binding request from a public authority, including judicial authorities, under the laws of the country of destination for the disclosure of personal data transferred pursuant to these Clauses; such notification shall include information about the personal data requested, the requesting authority, the legal basis for the request and the response provided; or

(ii)
becomes aware of any direct access by public authorities to personal data transferred pursuant to these Clauses in accordance with the laws of the country of destination; such notification shall include all information available to the importer.

The data exporter shall forward the notification to the controller.

(b)
If the data importer is prohibited from notifying the data exporter and/or the data subject under the laws of the country of destination, the data importer agrees to use its best efforts to obtain a waiver of the prohibition, with a view to communicating as much information as possible, as soon as possible. The data importer agrees to document its best efforts in order to be able to demonstrate them on request of the data exporter.

(c)
Where permissible under the laws of the country of destination, the data importer agrees to provide the data exporter, at regular intervals for the duration of the contract, with as much relevant information as possible on the requests received (in particular, number of requests, type of data requested, requesting authority/ies, whether requests have been challenged and the outcome of such challenges, etc.). The data exporter shall forward the information to the controller.

(d)
The data importer agrees to preserve the information pursuant to paragraphs (a) to (c) for the duration of the contract and make it available to the competent supervisory authority on request.

(e)
Paragraphs (a) to (c) are without prejudice to the obligation of the data importer pursuant to Clause 14(e) and Clause 16 to inform the data exporter promptly where it is unable to comply with these Clauses.

15.2
Review of legality and data minimization

(a)
The data importer agrees to review the legality of the request for disclosure, in particular whether it remains within the powers granted to the requesting public authority, and to challenge the request if, after careful assessment, it concludes that there are reasonable grounds to consider that the request is unlawful under the laws of the country of destination, applicable obligations under international law and principles of international comity. The data importer shall, under the same conditions, pursue possibilities of appeal. When challenging a request, the data importer shall seek interim measures with a view to suspending the effects of the request until the competent judicial authority has decided on its merits. It shall not disclose the personal data requested until required to do so under the applicable

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procedural rules. These requirements are without prejudice to the obligations of the data importer under Clause 14(e).

(b)
The data importer agrees to document its legal assessment and any challenge to the request for disclosure and, to the extent permissible under the laws of the country of destination, make the documentation available to the data exporter. It shall also make it available to the competent supervisory authority on request. The data exporter shall make the assessment available to the controller.

(c)
The data importer agrees to provide the minimum amount of information permissible when responding to a request for disclosure, based on a reasonable interpretation of the request.

SECTION IV – FINAL PROVISIONS

Clause 16

Non-compliance with the Clauses and termination

(a)
The data importer shall promptly inform the data exporter if it is unable to comply with these Clauses, for whatever reason.

(b)
In the event that the data importer is in breach of these Clauses or unable to comply with these Clauses, the data exporter shall suspend the transfer of personal data to the data importer until compliance is again ensured or the contract is terminated. This is without prejudice to Clause 14(f).

(c)
The data exporter shall be entitled to terminate the contract, insofar as it concerns the processing of personal data under these Clauses, where:

(i)
the data exporter has suspended the transfer of personal data to the data importer pursuant to paragraph (b) and compliance with these Clauses is not restored within a reasonable time and in any event within one month of suspension;

(ii)
the data importer is in substantial or persistent breach of these Clauses; or

(iii)
the data importer fails to comply with a binding decision of a competent court or supervisory authority regarding its obligations under these Clauses.

In these cases, it shall inform the competent supervisory authority and the controller of such non- compliance. Where the contract involves more than two Parties, the data exporter may exercise this right to termination only with respect to the relevant Party, unless the Parties have agreed otherwise.

(d)
Personal data that has been transferred prior to the termination of the contract pursuant to paragraph
(c)
shall at the choice of the data exporter immediately be returned to the data exporter or deleted in its entirety. The same shall apply to any copies of the data. The data importer shall certify the deletion of the data to the data exporter. Until the data is deleted or returned, the data importer shall continue to ensure compliance with these Clauses. In case of local laws applicable to the data importer that prohibit the return or deletion of the transferred personal data, the data importer warrants that it will continue to ensure compliance with these Clauses and will only process the data to the extent and for as long as required under that local law.

(e)
Either Party may revoke its agreement to be bound by these Clauses where (i) the European Commission adopts a decision pursuant to Article 45(3) of Regulation (EU) 2016/679 that covers the transfer of personal data to which these Clauses apply; or (ii) Regulation (EU) 2016/679 becomes part of the legal framework of the country to which the personal data is transferred. This is without prejudice to other obligations applying to the processing in question under Regulation (EU) 2016/679.

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Clause 17

Governing law

These Clauses shall be governed by the law of one of the EU Member States, provided such law allows for third-party beneficiary rights. The Parties agree that this shall be the law of the Republic of Ireland.

Clause 18

Choice of forum and jurisdiction

(a)
Any dispute arising from these Clauses shall be resolved by the courts of an EU Member State.

(b)
The Parties agree that those shall be the courts of the Republic of Ireland.

(c)
A data subject may also bring legal proceedings against the data exporter and/or data importer before the courts of the Member State in which he/she has his/her habitual residence.

(d)
The Parties agree to submit themselves to the jurisdiction of such courts.

ANNEX I TO ADDENDUM 3

A.
LIST OF PARTIES

Exporter:

Name: The legal entity identified as the Customer in the DPA to which this Addendum 3 is attached

Address: Customer’s legal notice address provided in Underlying Agreement

Contact details: Refer to signature block of the DPA to which this Addendum 3 is attached

Activities: Use of the Cloud Product in connection with Customer’s and/or its end customers’ legal and compliance matters.

Signature and date: Signatures are located in the DPA to which this Addendum 3 is attached, and date is the Effective Date of the DPA to which this Addendum 3 is attached

Role: Processor

Importer:

Name: Relativity ODA LLC

Address: 231 South LaSalle Street, 8th Floor, Chicago, IL 60604, United States

Contact details: Privacy Team, privacy.inquiries@relativity.com

Activities: The provision of services related to the Cloud Product, including data hosting and technical support

Signature and date: Signatures are located in the DPA to which this Addendum 3 is attached, and date is the Effective Date of the DPA to which this Addendum 3 is attached

Role: Sub-Processor

B.
DESCRIPTION OF TRANSFER

Categories of data subjects whose personal data is transferred

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The extent of any personal data contained therein is determined by Customer and/or its end

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customers in their sole discretion. The categories of data subjects are not categorically specified due to the nature of the processing.

Categories of personal data transferred

The content of Client Data generally relates to Customer’s and/or its end customers’ legal and compliance matters. The content of Client Data and the extent of any personal data contained therein is determined by Customer and/or its end customers in their sole discretion. The categories of personal data are not categorically specified due to the nature of the processing.

Sensitive data transferred (if applicable) and applied restrictions or safeguards that fully take into consideration the nature of the data and the risks involved, such as for instance strict purpose limitation, access restrictions (including access only for staff having followed specialised training), keeping a record of access to the data, restrictions for onward transfers or additional security measures.

Client Data may include sensitive data, as determined by Customer and/or its end customers in their sole discretion. Relativity assumes all Client Data is sensitive data and complies with the obligations in this DPA and in the data security terms incorporated into the Underlying Agreement in connection with the processing of all Client Data.

The frequency of the transfer (e.g. whether the data is transferred on a one-off or continuous basis).

Continuous basis when necessary for the provision of technical support.

Nature of the processing

Relativity processes personal data in connection with providing services related to the Cloud Product, including data hosting and technical support.

Purpose(s) of the data transfer and further processing

Relativity may transfer personal data in the form of remote access from another country for purposes of providing technical support services. In limited circumstances, Customer may choose, in its sole discretion, to provide Relativity with copies of Client Data for technical support purposes, and in such circumstances, personal data may be transferred to another country.

The period for which the personal data will be retained, or, if that is not possible, the criteria used to determine that period

Personal data is not retained following remote access. In the limited circumstances that Customer chooses to provide Relativity with copies of Client Data for technical support purposes, such Client Data (and any personal data contained therein) will not be retained longer than is necessary to resolve the support issue.

For transfers to (sub-) processors, also specify subject matter, nature and duration of the processing

As of the Effective Date of this DPA, transfers to sub-processors are limited to transfers in the form of remote access from another country for purposes of providing the infrastructure to host the Cloud Product and technical support related thereto. The duration of the processing is the subscription term set forth in the Underlying Agreement.

C.
COMPETENT SUPERVISORY AUTHORITY

Refer to signature block of the DPA to which this Addendum 3 is attached.

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ANNEX II TO ADDENDUM 3

TECHNICAL AND ORGANISATIONAL MEASURES INCLUDING TECHNICAL AND ORGANISATIONAL MEASURES TO ENSURE THE SECURITY OF THE DATA

Description of the technical and organisational measures implemented by the data importer(s) (including any relevant certifications) to ensure an appropriate level of security, taking into account the nature, scope, context and purpose of the processing, and the risks for the rights and freedoms of natural persons.

Relativity has implemented technical and organisational security measures to ensure an appropriate level of security, as detailed in the data security terms incorporated into the Underlying Agreement.

For transfers to (sub-) processors, also describe the specific technical and organisational measures to be taken by the (sub-) processor to be able to provide assistance to the controller and, for transfers from a processor to a sub-processor, to the data exporter

As of the Effective Date of this DPA, Relativity’s only sub-processor is Microsoft Corporation, as the provider of Microsoft Azure, the cloud infrastructure in which the Cloud Product is hosted. Details on Microsoft Azure’s security, privacy, and compliance standards may be found on the Microsoft Azure Trust Center homepage: https://azure.microsoft.com/en-us/support/trust-center/.

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ADDENDUM 4: UK TRANSFER SCCS

This International Data Transfer Addendum (this “Addendum”) supplements the DPA and incorporates and amends the Transfer SCCs.

PART 1:

A.
LIST OF PARTIES

Exporter:

Name: The legal entity identified as the Customer in the DPA to which this Addendum 4 is attached

Address: Customer’s legal notice address provided in Underlying Agreement

Contact details: Refer to signature block of the DPA to which this Addendum 4 is attached

Activities: Use of the Cloud Product in connection with Customer’s and/or its end customers’ legal and compliance matters.

Signature and date: Signatures are located in the DPA to which this Addendum 4 is attached, and date is the Effective Date of the DPA to which this Addendum 4 is attached

Role: Controller or Processor, as applicable

Importer:

Name: Relativity ODA LLC

Address: 231 South LaSalle Street, 8th Floor, Chicago, IL 60604, United States

Contact details: Privacy Team, privacy.inquiries@relativity.com

Activities: The provision of services related to the Cloud Product, including data hosting and technical support

Signature and date: Signatures are located in the DPA to which this Addendum 4 is attached, and date is the Effective Date of the DPA to which this Addendum 4 is attached

Role: Processor or Sub-Processor, as applicable

B.
APPENDIX INFORMATION

“Appendix Information” means the information set out in Annex I and Annex II to the Approved EU SCCs.

PART 2: MANDATORY CLAUSES

A.
ENTERING INTO THIS ADDENDUM

Each Party agrees to be bound by the terms and conditions set out in this Addendum, in exchange for the other Party also agreeing to be bound by this Addendum.

Although Annex 1A and Clause 7 of the Approved EU SCCs require signature by the Parties, for the purpose of making Restricted Transfers, the Parties may enter into this Addendum in any way that makes them legally binding on the Parties and allows data subjects to enforce their rights as set out in this Addendum. Entering into this Addendum will have the same effect as signing the Approved EU SCCs and any part of the Approved EU SCCs.

B.
INTERPRETATION OF THIS ADDENDUM

Where this Addendum uses terms that are defined in the Approved EU SCCs those terms shall have the same meaning as in the Approved EU SCCs. In addition, the following terms have the following

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meanings:

Addendum	This International Data Transfer Addendum which is made up of this Addendum incorporating the Addendum EU SCCs.
Addendum EU SCCs (also referred to as the Transfer SCCs)	The version(s) of the Approved EU SCCs to which this Addendum is appended to.
Appendix Information	As set out in Part I, B. above.
Appropriate Safeguards

The standard of protection over the personal data and of data subjects’ rights, which is required by UK Data Protection Laws when you are making a Restricted Transfer relying on standard data protection clauses under Article 46(2)(d) UK GDPR.

Approved Addendum	The template Addendum issued by the ICO and laid before Parliament in accordance with s119A of the Data Protection Act 2018 on 2 February 2022, as it is revised under Section 18.
Approved EU SCCs	The Standard Contractual Clauses set out in the Annex of Commission Implementing Decision (EU) 2021/914 of 4 June 2021.
ICO	The Information Commissioner.
Restricted Transfer	A transfer which is covered by Chapter V of the UK GDPR.
UK	The United Kingdom of Great Britain and Northern Ireland.
UK Data Protection Laws

All laws relating to data protection, the processing of personal data, privacy and/or electronic communications in force from time to time in the UK, including the UK GDPR and the Data Protection Act 2018.

UK GDPR	As defined in section 3 of the Data Protection Act 2018.

This Addendum must always be interpreted in a manner that is consistent with UK Data Protection Laws and so that it fulfils the Parties’ obligation to provide the Appropriate Safeguards.

If the provisions included in the Addendum EU SCCs amend the Approved SCCs in any way which is not permitted under the Approved EU SCCs or the Approved Addendum, such amendment(s) will not

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be incorporated in this Addendum and the equivalent provision of the Approved EU SCCs will take their place.

If there is any inconsistency or conflict between UK Data Protection Laws and this Addendum, UK Data Protection Laws applies.

If the meaning of this Addendum is unclear or there is more than one meaning, the meaning which most closely aligns with UK Data Protection Laws applies.

Any references to legislation (or specific provisions of legislation) means that legislation (or specific provision) as it may change over time. This includes where that legislation (or specific provision) has been consolidated, re-enacted and/or replaced after this Addendum has been entered into.

C.
HIERARCHY

Although Clause 5 of the Approved EU SCCs sets out that the Approved EU SCCs prevail over all related agreements between the parties, the parties agree that, for Restricted Transfers, the hierarchy in Section 10 will prevail.

Where there is any inconsistency or conflict between the Approved Addendum and the Addendum EU SCCs (as applicable), the Approved Addendum overrides the Addendum EU SCCs, except where (and in so far as) the inconsistent or conflicting terms of the Addendum EU SCCs provides greater protection for data subjects, in which case those terms will override the Approved Addendum.

Where this Addendum incorporates Addendum EU SCCs which have been entered into to protect transfers subject to the General Data Protection Regulation (EU) 2016/679 then the Parties acknowledge that nothing in this Addendum impacts those Addendum EU SCCs.

D.
INCORPORATION OF AND CHANGES TO THE EU SCCS

This Addendum incorporates the Addendum EU SCCs which are amended to the extent necessary so that:

a.
together they operate for data transfers made by the data exporter to the data importer, to the extent that UK Data Protection Laws apply to the data exporter’s processing when making that data transfer, and they provide Appropriate Safeguards for those data transfers;

b.
Sections 9 to 11 override Clause 5 (Hierarchy) of the Addendum EU SCCs; and
c.
this Addendum (including the Addendum EU SCCs incorporated into it) is (1) governed by the laws of England and Wales and (2) any dispute arising from it is resolved by the courts of England and Wales, in each case unless the laws and/or courts of Scotland or Northern Ireland have been expressly selected by the Parties.

Unless the Parties have agreed alternative amendments which meet the requirements of Section 12, the provisions of Section 15 will apply.

No amendments to the Approved EU SCCs other than to meet the requirements of Section 12 may be made.

The following amendments to the Addendum EU SCCs (for the purpose of Section 12) are made:

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a.
References to the “Clauses” means this Addendum, incorporating the Addendum EU SCCs;

b.
In Clause 2, delete the words:

“and, with respect to data transfers from controllers to processors and/or processors to processors, standard contractual clauses pursuant to Article 28(7) of Regulation (EU) 2016/679”;

c.
Clause 6 (Description of the transfer(s)) is replaced with:

“The details of the transfers(s) and in particular the categories of personal data that are transferred and the purpose(s) for which they are transferred) are those specified in Annex

I.B where UK Data Protection Laws apply to the data exporter’s processing when making that transfer.”;

d.
Clause 8.8(i) of Modules 2 and 3 is replaced with:

“the onward transfer is to a country benefitting from adequacy regulations pursuant to Section 17A of the UK GDPR that covers the onward transfer;”

e.
References to “Regulation (EU) 2016/679”, “Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation)” and “that Regulation” are all replaced by “UK Data Protection Laws”. References to specific Article(s) of “Regulation (EU) 2016/679” are replaced with the equivalent Article or Section of UK Data Protection Laws;

f.
References to Regulation (EU) 2018/1725 are removed;
g.
References to the “European Union”, “Union”, “EU”, “EU Member State”, “Member State” and “EU or Member State” are all replaced with the “UK”;

h.
Clause 13(a) and Part C of Annex I are not used;
i.
The “competent supervisory authority” and “supervisory authority” are both replaced with the “Information Commissioner”;

j.
In Clause 16(e), subsection (i) is replaced with:

“the Secretary of State makes regulations pursuant to Section 17A of the Data Protection Act 2018 that cover the transfer of personal data to which these clauses apply;”;

k.
Clause 17 is replaced with:

“These Clauses are governed by the laws of England and Wales.”;

l.
Clause 18 is replaced with:

“Any dispute arising from these Clauses shall be resolved by the courts of England and Wales. A data subject may also bring legal proceedings against the data exporter and/or data importer before the courts of any country in the UK. The Parties agree to submit themselves to the jurisdiction of such courts.”; and

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m.
The footnotes to the Approved EU SCCs do not form part of the Addendum, except for footnotes 8, 9, 10 and 11.

E.
AMENDMENTS TO THIS ADDENDUM

The Parties may agree to change Clauses 17 and/or 18 of the Addendum EU SCCs to refer to the laws and/or courts of Scotland or Northern Ireland.

If the Parties wish to change the format of the information included in Part 1: Tables of the Approved Addendum, they may do so by agreeing to the change in writing, provided that the change does not reduce the Appropriate Safeguards.

From time to time, the ICO may issue a revised Approved Addendum which:

a.
makes reasonable and proportionate changes to the Approved Addendum, including correcting errors in the Approved Addendum; and/or
b.
reflects changes to UK Data Protection Laws;

The revised Approved Addendum will specify the start date from which the changes to the Approved Addendum are effective and whether the Parties need to review this Addendum including the Appendix Information. This Addendum is automatically amended as set out in the revised Approved Addendum from the start date specified.

If the ICO issues a revised Approved Addendum under Section 18, if any Party selected in Table 4 “Ending the Addendum when the Approved Addendum changes”, will as a direct result of the changes in the Approved Addendum have a substantial, disproportionate and demonstrable increase in:

a.
its direct costs of performing its obligations under the Addendum; and/or

b.
its risk under the Addendum,

and in either case it has first taken reasonable steps to reduce those costs or risks so that it is not substantial and disproportionate, then that Party may end this Addendum at the end of a reasonable notice period, by providing written notice for that period to the other Party before the start date of the revised Approved Addendum.

The Parties do not need the consent of any third party to make changes to this Addendum, but any changes must be made in accordance with its terms.

Addendum 5 Swiss Annex

In order for the Transfer SCCs to comply with FADP:

1.
The Parties agree to adopt the GDPR standard for all data transfers.

2.
References to the GDPR are to be understood as references to the FADP.

3.
Supervisory authority:
(a)
where the data transfer is exclusively subject to the FADP: the competent supervisory authority is the Swiss Federal Data Protection and Information Commissioner (“FDPIC”); or
(b)
where the data transfer is subject to both the GDPR and the FADP: the competent supervisory authority is the FDPIC for data transfers governed by the FADP, and the competent EU supervisory

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September 8, 2022

DPA-UK SCCs

authority for data transfer governed by the GDPR;

4.
Applicable law for contractual claims under Clause 17 SCC:
(a)
where the data transfer is exclusively subject to the FADP: Swiss law.; or
(b)
where the data transfer is subject to both the GDPR and the FADP: Republic of Ireland.

5.
Place of jurisdiction for actions between the parties pursuant to Clause 18 b SCC:
(a)
where the data transfer is exclusively subject to the FADP: Zurich, Switzerland; or
(b)
where the data transfer is subject to both the GDPR and the FADP: Republic of Ireland

In the context of jurisdiction for claims arising out of this SCC, the term “Member State” shall not be interpreted in such a way as to exclude data subjects in Switzerland from the possibility of suing for their rights in their place of habitual residence (Switzerland).

Addendum 4 – UK Transfer SCCs – Page 46